United States

Securities and Exchange Commission

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-07925

(Investment Company Act file number)

WesMark Funds

(Exact name of registrant as specified in charter)

One Bank Plaza, 5th floor

Wheeling, WV 26003

(Address of principal executive offices)

(304) 234-9000

(Registrant’s telephone number)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end:  December 31

Date of reporting period:  January 1 – December 31, 2022

Item 1. Reports to Stockholders.

(a)	Report of the Shareholders.

Small Company Fund

Large Company Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond Fund

Tactical Opportunity Fund

WesMark Funds℠

President's Message & Combined Annual Report » 12.31.22

WesMark Small Company Fund	» WMKSX
WesMark Large Company Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

President’s Message

December 31, 2022

Dear fellow shareholders:

Surging demand and strained supply have caused inflation to hit its highest rate in decades. Now, the Federal Reserve is aggressively tightening its belt at a pace not seen in 40 years. Many forecasters, the Federal Reserve included, have not truly appreciated how severely and persistently the Covid-19 pandemic has disrupted our economy. In December 2021, the consensus forecast called for inflation to average 4.4% during the year. Instead, the Consumer Price Index (CPI) averaged an 8.0% year-over-year increase during 2022. While the Russian invasion of Ukraine drove energy prices higher, the sharp rise in prices was widespread. The cost of used cars, groceries, and durable goods broke records.

The Federal Reserve’s dual mandate of “price stability” and “maximum employment” were in sharp contrast during 2022. Generationally high inflation readings lead to a historic Federal Funds rate. At the start of the year, the upper bound of the Federal Funds rate started at 0.25%. Many, including futures markets, expected that the Federal Reserve would execute three 0.25% rate increases throughout the year. As inflation readings accelerated and proved persistent, the Federal Reserve accelerated its plan.

Federal Funds rates ended 2022 at 4.50% and saw four 0.75% increases. While Federal Reserve policy adjustments take time to inform financial markets, its aggressive rate increases have moderated inflation. The CPI finished 2022 at 6.5%. This was down from the 9.1% reading reported in June; however, it was still well above the Federal Reserve’s comfort level.

Historically, tight labor markets have contributed to elevated inflation readings. The Bureau of Labor Statistics Job Openings Report tracks job vacancies in U.S. corporations. For most of the year, it reported there were at least two employment openings for every one unemployed person.

Despite the high level of open positions, U.S. employers were hiring at a record pace for 2022. The U.S. Nonfarm Payrolls report showed there was an average of 392,000 persons added to payrolls for the year. That compares favorably to the 30-year average of 123,000 payrolls added per month. The strong level of hiring drove the unemployment rate near its lowest readings in 50 years. This increased competition for employees led to solid wage gains. In March 2022, the average hourly earnings for all private employees rose to 5.6%, its highest annualized increase in the past 30 years (outside of pandemic-related stimulus payments). That reading dropped to 4.6% in December, but it remains well above the longer-term average of 2.9%. Traditionally, higher incomes have led to more persistence in inflation.

Aggressive policy and slowing economic growth led to loss in both equity and fixed-income markets. This marks the first year since 1976 that both stocks and bonds reported negative returns in the same year. The S&P 500 Index recorded its worst year of returns since 2008 and its sixth down year since the turn of the century. For 2022, the S&P 500 Index was down 18.1% while the Russell 2000 Index fell by 20.5%. In a sharp contrast from prior years, international equity market indexes performed better than domestic indexes; however, they were still negative for the year. Developed international equities, as measured by the MSCI EAFA Index, fell 13.9%, and the MSCI Emerging Markets Index dropped 19.9% over the same period.

The sharp increase in yields drove bond prices and indexes lower for the year. The yield on the 10-year Treasury began the year at 1.51%; however, by the end of the second quarter, yields stood at 3.01%. As domestic economic growth accelerated and inflation remained, elevated yields on the 10-yr Treasury continued to rise, closing October above 4.0%. That marked the 10-yr Treasury’s highest level since 2007. As a result, the Bloomberg Barclay’s Government/Credit Index fell by 13.6% for 2022. This was the first time on record that the index has reported consecutive negative annual returns.

Your investment in WesMark Funds is important to us. As always, we thank you. We strive to provide a competitive result to you, our investors. Our investment in the resources necessary to execute a successful investment plan for all our funds is always top of mind. Your support is instrumental to this success.

Should you have any questions or need additional information about the Funds, please visit our website at www.wesmarkfunds.com or call 1-800-864-1013.

Sincerely,

Scott Love, CAIA, CIMA®
President, WesMark Funds

www.wesmarkfunds.com

Small Company Fund

Large Company Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond Fund

Tactical Opportunity Fund

WesMark Funds℠

Annual Report » 12.31.22

WesMark Small Company Fund	» WMKSX
WesMark Large Company Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

Table of Contents

December 31, 2022

Management’s Discussion of Fund Performance
Small Company Fund	2
Large Company Fund	5
Balanced Fund	8
Government Bond Fund	11
West Virginia Municipal Bond Fund	14
Tactical Opportunity Fund	17
Small Company Fund
Portfolio of Investments Summary Table	20
Portfolio of Investments	21
Large Company Fund
Portfolio of Investments Summary Table	25
Portfolio of Investments	26
Balanced Fund
Portfolio of Investments Summary Table	29
Portfolio of Investments	30
Government Bond Fund
Portfolio of Investments Summary Table	35
Portfolio of Investments	36
West Virginia Municipal Bond Fund
Portfolio of Investments Summary Table	40
Portfolio of Investments	41
Tactical Opportunity Fund
Portfolio of Investments Summary Table	45
Portfolio of Investments	46
Statements of Assets and Liabilities	47
Statements of Operations	48
Statements of Changes in Net Assets	49
Financial Highlights	52
Notes to Financial Statements	58
Report of Independent Registered Public Accounting Firm	71
Shareholder Expense Example	72
Board of Trustees and Trust Officers	73
Statement Regarding the Liquidity Risk Management Program	75
Additional Information	76
Glossary of Terms	77

Annual Report December 31, 2022

Management’s Discussion of Fund Performance
WesMark Small Company Fund	December 31, 2022 (Unaudited)

During the year, the Russell 2000 Index experienced four double-digit declines and four double-digit recoveries. The net result was a decline of 20.4%.

The negative total return for the year was a driven by a reversion to the long-term average in valuation levels. The forward Price to Earnings ratio for the Russell 2000 Index began the year at 32.2, while the 20-year average was 25.4. This reading closed the year at 22.7, while earnings fell slightly. Trailing 12-month earnings for the Russell 2000 Index dropped by nearly 7%. Smaller companies are generally more impacted by increased competition for labor, rising material costs, and supply chain issues. Despite a lower figure in 2022, earnings for the year were the second highest on record and well above pre-pandemic highs.

Over the past year, the WesMark Small Company Fund (“the Fund”) posted a loss of 20.6% compared to the Russell 2000 Index fell by 20.4% and the Lipper Small-Cap Core Fund (-14.4%). Over the past five years, the Fund earned an average annual total return of 6.8% versus 4.7% for the Lipper Small-Cap Core Fund.

Relative performance can be measured by both sector allocation decisions and stock selection. Sector allocation deviated from the previous year, specifically in the Industrial and Information Technology sectors. The overweight to the Industrial sector provided positive relative performance to the Russell 2000 Index, while the allocation to Information Technology detracted from relative performance. From a sector perspective, returns were positive for the Energy and Utilities sectors. The S&P 600 Energy Index and S&P 600 Utilities Index reported gains of 45.3% and 3.4%, respectively. The Energy sector benefited from higher prices for oil and natural gas. Steady earnings and the defensive nature of the underlying companies helped the Utilities sector.

The Fund’s top four sectors accounted for 75.6% of its overall allocation in 2021. Throughout the year, we lowered our allocation to the Information Technology sector as pandemic-related stimulus wore off. In addition, we began the year with a sizable allocation to Financials. We held a view that as the Federal Reserve began to raise rates, the earnings for banks would improve during the year. The improvement in economic conditions also supported modest loan growth. This helped the Financial sector report positive earnings growth. However, as rate increases from the Federal Reserve accelerated, we used that as an opportunity to reduce our exposure. We moved the proceeds from the sales into other sectors helping to further diversify the holdings.

The Fund’s largest sector allocation, Industrials, posted compelling relative returns for the period. The S&P 600 Industrials Index fell 10.3% for 2022 while the Fund’s holdings declined by 5.90% and the Russell 2000 Index fell by 20.4%. For the year, the Fund’s allocation to the Industrial sector was 24.5% compared to the benchmark weighting of 15.6%. The approved infrastructure spending plans, combined with solid state and local government budgets, has led to a backlog of projects. Approximately half of the portfolio holdings outperformed the sector benchmark return. Quanta Services, Applied Industrial Technologies, and Gibraltar Industries led the sector returns.

The Financials sector remained above the benchmark weight for most of the year and ended the year as the second largest allocation. The Financials sector accounted for 21.8% of the final portfolio weight, compared to the benchmark allocation of 16.7%. Returns for the holdings were slightly below the S&P 600 Financials return, -16.7% compared to -16.6%. Stock selection was positive within the holdings, as 60% of the holdings outperformed the sector returns for the period. Top performers in the sector were Trustmark Corp., Banner Corp., and Old National Bancorp.

The Information Technology sector represented 18.0% of the Fund, down from 20.9% at the beginning of 2022. Despite the decrease, the allocation was still overweight compared to the benchmark weighting of 12.9%. Given the sector allocation, we chose to deploy the proceeds in other areas. In addition, stock selection was difficult with slightly more than half of our holdings reporting returns below the sector benchmark. As a result, the benchmark posted a sector return of -22.6% while the Fund posted a loss of 29.0%. The best performing holdings in the Fund were Extreme Network Inc., Ambarella Inc., and Science Applications International Corp.

We held a sizable allocation to the Health Care sector for the year, but it was below the sector weighting. Throughout the year, we reduced the allocation to the sector as the benefits of COVID-19-related spending moderated and as many companies grew past small capitalization levels. The Health Care sector allocation ended the year at 11.3%, compared to the S&P 600 Health Care weight of 16.8%. While the underweighting in comparison to the benchmark was positive given the weak sector performance, security selection detracted from returns of the Fund. More than half of the holdings underperformed the sector benchmark. While the group was negative for the year, Vocera Communications Inc., Prestige Consumer Healthcare Inc., Optimizerx Corp., AMN Healthcare Services, and Select Medical Holdings Corp. reported positive returns for the holding period.

In terms of absolute performance, the Fund’s Energy sector holdings rose 41.1%; however, that was less than the benchmark and the allocation was underweight for most of the year. In relative performance, the Consumer Staples sector holdings increased 19.10% compared to a decline of 7.9% for the sector.

During 2022, more than half of the Fund’s holdings posted returns that were greater than the Russell 2000 Index. The average performance for these top holdings were compelling for the year. Eight of the top 10 posted returns that exceeded the benchmark. In addition to the strong performers mentioned above, the Fund saw sizable gains in Box Inc. (+18.9%) and Moog (+9.8%). The Fund’s top 10 holdings accounted for 31.3% of the overall market value of the Fund.

2	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2022 (Unaudited)	WesMark Small Company Fund

TOP 10 EQUITY HOLDINGS
% of Total
Security Name	Net Assets
Quanta Services, Inc.	7.1%
Stifel Financial Corp.	4.2%
Varonis Systems, Inc.	3.2%
Moog, Inc.	2.7%
Box, Inc.	2.7%
Evoqua Water Technologies Corp.	2.4%
Lithia Motors, Inc.	2.3%
AAON, Inc.	2.3%
BankUnited, Inc.	2.3%
Pure Storage, Inc.	2.2%
Total Net Assets	31.4%

Also see Glossary of Terms on page 77.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3- and 1- year periods, the Small Company Fund was ranked 210 out of 557, 125 out of 804, 56 out of 865, and 828 out of 909 as of 12/31/22 in the Small Cap Core Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

Annual Report | December 31, 2022	3

Management’s Discussion of Fund Performance
WesMark Small Company Fund	December 31, 2022 (Unaudited)

GROWTH of $10,000 invested in WesMark Small Company Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Fund (the “Fund”) from December 31, 2012 to December 31, 2022, compared to the Russell 2000® Index (“Russell 2000®”)** and the Lipper Small-Cap Core Funds Average (“LSCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2022

1 Year	5 Years	10 Years
-20.56%	6.78%	9.39%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.24%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® and LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The Russell 2000® measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. The Russell 2000® is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. It is not possible to invest directly in an index.
***	The information presented for the LSCCFA is the average of the total returns of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

4	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2022 (Unaudited)	WesMark Large Company Fund

The S&P 500 Index tracked persistent volatility in 2022.

Six instances were recorded where markets swayed by at least 10%, positively and negatively. The result was the S&P 500 Index recording its worst year since 2008.

For the period, the Index was down 18.1%. This was the sixth year of market loss seen since the turn of the century. The WesMark Large Company Fund (“the Fund”) posted a decline of 21.4% for 2022 compared to the Lipper Large-Cap Core Funds average loss of 18.2%. From a style perspective, value stocks started 2022 off strong, reversing the trend of the past several years. As economic growth showed signs of slowing, largely due to aggressive action from the Federal Reserve, the difference between value and growth stocks accelerated. For the year, the S&P 500 Growth Index fell 29.4% while the S&P 500 Value Index dropped by 5.3%.

The Fund decreased its allocation in the Information Technology sector during the year; however, we remained overweight relative to the benchmark weighting. The decision to modestly decrease the exposure was driven by weakening underlying fundamentals and elevated valuations. The Fund began the year with 29.3% invested in the Information Technology sector. The year-end allocation was 27.1%, compared to the S&P 500 Information Technology’s 25.7% weight in the overall index. For the year, the S&P 500 Information Technology sector fell 28.2%. The decision to overweight the sector detracted from performance while security selection was positive. Holdings declined by 27.0% for the year, slightly ahead of the S&P 500 Information Technology benchmark. For the year, nearly half of the holdings posted returns above the S&P 500 Index, led by Enphase Energy Inc. (+44.5%), F5 Networks Inc. (+0.1%), and Mastercard Inc. (-2.7%).

The allocation to the Health Care sector, the second largest within the Fund, rose throughout the year. At 23.1%, Health Care sector holdings were above the S&P 500 Health Care Index’s weight of 15.8%. The attractive valuation combined with positive earnings led us to increase the allocation to the space. Health care companies are generally viewed as more defensive, as health care is essential for many consumers. During the volatile year, the S&P 500 Health Care Index was one of the best performing sectors, down 2.0% for 2022. The Fund’s holdings in the sector slightly underperformed, down 5.0% for the year. The results for the year were led by Merck & Co. (+49.0%), Cigna Corp. (+46.6%), Abbvie Inc. (+23.7%), and Amgen (+20.4%).

During 2022, one of the more impactful sectors for the Fund was Industrials. The Fund’s allocation to the sector ended the year at 10.6%, compared to the S&P 500 Industrial weight of 8.7%. During the early part of 2022, the sector’s returns were led by military defense companies. This was due to the Russian invasion of Ukraine. In the later part of the year, a weaker U.S. dollar helped many of these multinational companies. The returns for the Fund’s holdings in this sector were -2.8% compared to the S&P 500 Industrial sector’s loss of 5.5%. The majority of the Fund’s holdings outperformed the benchmark, led by Deere & Co (+31.0%), Raytheon Technologies (+19.8%), Howmet Aerospace Inc. (+17.4%), and Cummins Inc. (+13.4%).

The Financial sector also posted returns that were better relative to the S&P 500 Index. The sector reported a decline of 10.5% compared to -18.9% for the Fund’s financial positions. For the year, the Fund maintained exposure to the Financial sector that was slightly underweight relative to the S&P 500 Index. The strong performers were led by LPL Financial Holdings (+18.6%), Metlife Inc. (-2.1%), and KeyCorp (-3.9%).

The Fund increased its allocation to the Energy sector for much of the year, as strong demand and the invasion of Ukraine drove energy prices higher. The price of West Texas Crude Oil began 2022 near $75 per barrel, before jumping to $123 per barrel at the early stages of the war. The higher prices resulted in strong returns for the sector in 2022. The S&P 500 Energy Index rose 65.7%, the best performing sector in 2022. While our allocation continued to increase for the year, the Fund was slightly underweight relative to the benchmark. Our holdings posted a return of 59.4%, slightly below the benchmark. It was led by ConocoPhillips (+72.2%) and Devon Energy (+52.5%).

The top 10 holdings accounted for 38.4% of the overall market value of the Fund. More than two-thirds of these holdings reported total returns for the year that exceeded the S&P 500 Index. In addition to the strong performers mentioned above, the Fund saw sizable gains in Diamondback Energy (+35.2%), Archer Daniels Midland Co. (+26.1%), and Tractor Supply Company (+21.5%).

Annual Report | December 31, 2022	5

Management’s Discussion of Fund Performance
WesMark Large Company Fund	December 31, 2022 (Unaudited)

TOP 10 EQUITY HOLDINGS
% of Total
Security Name	Net Assets
Apple, Inc.	6.0%
UnitedHealth Group, Inc.	5.8%
Broadcom, Inc.	5.4%
Amazon.com, Inc.	3.4%
Alphabet, Inc.	3.2%
Microsoft Corp.	3.1%
Mastercard, Inc.	3.1%
BlackRock, Inc.	2.9%
Home Depot, Inc.	2.8%
Abbott Laboratories	2.7%
Total Net Assets	38.4%

Also see Glossary of Terms on page 77.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total returns with capital gains and dividends reinvested. For the 10-, 5-, 3- and 1- year periods, the Large Company Fund was ranked 346 out of 408, 330 out of 510, 160 out of 563, and 545 out of 628 as of 12/31/22 in the Large Cap Core Funds category. Lipper does not guarantee the accuracy of the information. Lipper rankings are not intended to predict future results.

6	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2022 (Unaudited)	WesMark Large Company Fund

GROWTH of $10,000 invested in WesMark Large Company Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Large Company Fund (the “Fund”) from December 31, 2012 to December 31, 2022, compared to the Standard and Poor’s 500® Index (“S&P 500®”)** and Lipper Large-Cap Core Funds Average ("LLCCFA").***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2022

1 Year	5 Years	10 Years
-21.42%	8.23%	10.50%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.12%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500® and LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**	The S&P 500® measures the performance of 500 large-cap U.S. companies. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***	The information presented for the LLCCFA is the average of the total returns of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2022	7

Management’s Discussion of Fund Performance
WesMark Balanced Fund	December 31, 2022 (Unaudited)

The WesMark Balanced Fund (“the Fund”) provided a total return of -7.2% for the year ended December 31, 2022, compared to the Lipper Balanced Fund’s return of -14.2%. The Fund seeks to achieve capital appreciation and income by allocating its assets primarily among fixed-income and equity securities. The Fund began the year with 30.89% in fixed-income and cash equivalents. Given the move in yields and equity market volatility during the year, we maintained an allocation to the space that was toward the neutral point of our range. The asset allocation at year end was 37.1% in fixed-income, 62.3% in common equity, and 0.6% in cash equivalents.

From a style perspective, value stocks started 2022 off strong, reversing the trend of the past several years. As economic growth showed signs of slowing, largely due to the aggressive action from the Federal Reserve, the difference between value and growth stocks accelerated. For the year, the S&P 500 Growth Index fell 29.4% while the S&P 500 Value Index dropped by 5.3%.

The sharp increase in yields drove bond prices and indexes lower for the year. The yield on the 10-year Treasury began the year at 1.51%; however, by the end of the second quarter, yields stood at 3.01%. As domestic economic growth accelerated and inflation remained, elevated yields on the

10-yr Treasury continued to rise, closing October above 4.0%. That marked the highest level since 2007. As a result, the Bloomberg Barclay’s Government/Credit Index fell by 13.6% for 2022. This was the first time on record that the index reported consecutive negative annual returns.

The Fund continued to maintain a relatively short fixed-income structure with a modified duration of 3.3 years compared to the fixed-income benchmark duration of 6.3 years. All fixed-income securities held in the Fund at year-end remained investment grade as determined by a nationally recognized statistical rating organization. The largest exposure in the fixed-income allocation was corporate debt. This provided a return for the Fund’s fixed-income sector of -7.6% compared to the Bloomberg Barclays U.S. Government/Credit Index’s return of -13.6%. Taxable municipal bonds provided a return of -11.6% for the year. The Fund’s fixed-income structure remained in a position to benefit from a rising interest rate environment and a steeper yield curve.

The Health Care sector was the largest overweight relative to the S&P 500 Index. For the period, the S&P 500 Health Care sector reported a total return that was above the overall index. In addition, the holdings within the Fund were up 12.1% compared to the S&P 500 Index’s return of -18.1% and the S&P 500 Health Care sector decline of 2.0%. The focus on high-quality earnings growth and reasonable relative valuations resulted in positive selection relative to the sector and overall benchmark. The compelling results were led by Merck & Co. (+49.1%), Cigna Corp. (+46.7%), Eli Lilly (+34.1%), and Abbvie Inc. (+23.9%).

The second largest holding relative to the S&P 500 Index was our Financial sector allocation. Of the equity allocation, the S&P 500 Financial sector accounted for 17.5% of the Fund’s holdings compared to 11.6% for the S&P 500 Index. The sector decision was accretive to the Fund with the S&P 500 Financials Index declining 10.5% for the year. However, security selection did not exceed the sector benchmark. The holdings in the sector posted a drop of 15.3% led by Cullen Frost Bankers (+2.6%), Goldman Sachs (-7.7%), and JP Morgan Chase (-12.6%).

The security selection and being underweight to the benchmark were positive qualities for the third largest holding, the S&P 500 Information Technology sector. At year-end, this sector accounted for 17.0% of the equity portfolio, compared to 25.7% in the S&P 500 Index. The Fund’s holdings declined by 25.2%, slightly better than the S&P 500 Information Technology sector’s returns. For the year, Analog Devices (+13.7%) and Hewlett Packard Enterprise Co. (-8.4%) led the Fund’s positive and negative returns in this sector.

The S&P 500 Energy Index was the best performing sector of 2022. The Fund’s holdings in this space rose 60.6% for 2022, led by Valero Energy (+75.0%). Once again, the largest detractor of returns was the S&P Communication Services sector. For the period, our holdings fell by 27.1% compared to the sector’s decline of 40.4%.

The Fund’s top 10 holdings accounted for 33.0% of its overall market value. In addition to the strong performers mentioned above, the Fund saw sizable gains in Chevron Corp. (+58.1%) and PepsiCo Inc. (+6.8%).

8	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2022 (Unaudited)	WesMark Balanced Fund

TOP 10 EQUITY HOLDINGS
% of Total
Security Name	Net Assets
Apple, Inc.	5.0%
AbbVie, Inc.	4.0%
Chevron Corp.	4.0%
Eli Lilly & Co.	3.3%
Merck & Co., Inc.	3.3%
CVS Health Corp.	2.8%
Cisco Systems, Inc.	2.8%
PepsiCo, Inc.	2.7%
Pfizer, Inc.	2.5%
Texas Instruments, Inc.	2.2%
Total Net Assets	32.6%

Also see Glossary of Terms on page 77.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Balanced Fund was ranked 56 out of 278, 37 out of 361, 33 out of 381, and 15 out of 413 as of 12/31/22 in the Balanced Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

Annual Report | December 31, 2022	9

Management’s Discussion of Fund Performance
WesMark Balanced Fund	December 31, 2022 (Unaudited)

GROWTH of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 2012 to December 31, 2022, compared to the Standard and Poor’s 500® Index (“S&P 500®”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)***, the Lipper Balanced Funds Average (“LBFA”)****, and a combined index consisting of 60% S&P 500® and 40% BCIGCI (“Balanced Composite Index”)*****.

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2022

1 Year	5 Years	10 Years
-7.19%	5.33%	6.55%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500®, BCIGCI, LBFA, and Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The S&P 500® measures the performance of 500 large-cap U.S. companies. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.
***	The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
****	The information presented for the LBFA is the average of the total returns of the 30 largest U.S. Balanced Funds. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.
*****	The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500® and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. The Balanced Composite Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. It is not possible to invest directly in an index or average.

10	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2022 (Unaudited)	WesMark Government Bond Fund

Conflicting signals and heightened volatility remained persistent across all asset classes in 2022.

On the one hand, there was stubborn inflation and a resolute Federal Reserve. On the other, a resilient consumer and a strong labor market. The Federal Reserve had viewed the inflation spike in 2021 as transitory. In 2022, the Federal Reserve acknowledged inflation was no longer “transitory” but “sticky.” The Consumer Price Index peaked in June 2022 at 9.1% year-over-year, a four-decade high.

Inflationary pressures were influenced by pandemic-era stimulus checks and international events, such as Russia’s invasion of Ukraine. This led to higher energy and global food prices, while China’s “zero COVID” lockdown policy allowed supply chain constraints to persist. The labor market remained resilient, though. The unemployment rate declined from 3.7% to 3.5% as approximately 4.5 million people were hired. Wage inflation remained above 5% as employers sought to attract and retain employees. U.S. economic growth was sluggish in the first half of 2022, contracting by 1.6% in the first quarter and 0.6% in the second quarter. But this improved in the second half of 2022 with growth of 3.2% in the third quarter and 2.9% in the fourth quarter.

The Federal Reserve embarked on a very aggressive monitory policy and increased the Federal Funds Rate seven times in 2022 for a total increase of 425 basis points. Entering the period, the Federal Reserve and markets anticipated rate hikes of approximately 80 basis points to reduce inflation to a long-term target of 2.0%. Fixed-income markets reacted to inflation data and the Federal Reserve’s aggressive monetary policy changes by pushing up interest rates across the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury yield increased 237 basis points in 2022, its largest annual increase since the 1950s. It finished the year at 3.88% — down modestly from its October peak of 4.25%. The yield on the 2-year U.S. Treasury increased by 369 basis points and finished the year at 4.43%. This resulted in an inverted yield curve during the second half of 2022.

Security spreads relative to the U.S. Treasury yield curve widened for all major fixed-income sectors in 2022. With the increase in interest rates and widening of credit spreads, all major fixed-income sectors declined in 2022. The U.S. Aggregate Index declined 13.0% in 2022, its worst annual decline since its inception in 1977. The U.S. Government Agency RMBS was impacted by historically tight credit spreads, the Federal Reserve discontinuing its asset purchase program, and less demand from banks. In result, it underperformed the U.S. Aggregate Index by 2.2%. U.S. Investment Grade Corporate Index posted a return of -15.7%. Taxable Municipal securities returned -17.9%. The U.S. Treasury Index declined 12.4% and the U.S. Treasury Inflation Protection Index declined 11.9%. With the sharp increase in interest rates in 2022, fixed-income bond funds had record net redemptions of $331 billion and increased market volatility within the period.

Total mortgages securities guaranteed by Fannie Mae and Freddie Mac represented 62.0% of the WesMark Government Bond Fund (“the Fund”) as of December 31, 2022, as compared to 71.0% of the Fund as of December 31, 2021. Within the mortgage allocation, Fannie Mae and Freddie Mac guaranteed mortgage pools (MBS) accounted for 17.0%, Collateralized Mortgage Obligations (CMOs) 21.0%, and Commercial Mortgage Securities (CMBs) 24.0%. Small Business Administration securities accounted for 2.0%. U.S. Government Agency Securities accounted for 2.0%, U.S. Treasury Securities accounted for 4.0%. Investment Grade Corporate Bonds accounted for 4.0% and taxable municipal securities were 17.0%.

The Fund had a total return of -17.1% for calendar year 2022. The Barclay’s U.S. Government Credit Bond Index declined 13.6% and the Lipper General U.S. Government Bond Fund average return was -13.0% for the same period. The duration of the securities within the Fund was 5.9 years as of December 31, 2022, compared to 5.1 year as of December 31, 2021. The duration of the Barclays U.S. Government Credit Index was 6.4 years at the end of the period. The taxable municipal sector accounted for 17.0% of the portfolio, a decline of approximately 3.0% from 2021. In 2022, taxable municipal issuance declined 56.0% compared to 2021. The sector was adversely affected by the decline in advance refunding transactions. In the wake of the Tax Cuts and Jobs Act (2017), advance refunding had generally been executed using federally taxable municipal bonds. As interest rates increased during the period, the strategy of replacing higher-yield, tax-exempt bonds with lower-yielding, taxable debt was no longer feasible.

The weighted average maturity of the taxable municipal securities was 14.8 years with a modified duration of 10.9 years. The average maturity of the Taxable Municipal Bond Index was 13.0 years with a modified duration of 8.3 years. The modified duration of the U.S. Investment Grade Corporate Index was 7.1 years. The additional duration of the taxable municipal allocation, as compared to the duration of the Taxable Municipal Bond Fund Index, and as compared to the duration of the U.S. Investment Grade Corporate Index, diverted attention from the performance of the Fund relative to its benchmark during the rising interest rate environment of 2022.

Annual Report | December 31, 2022	11

Management’s Discussion of Fund Performance
WesMark Government Bond Fund	December 31, 2022 (Unaudited)

TOP 10 BOND HOLDINGS
			% of Total
Name	Rate	Maturity	Net Assets
Fannie Mae REMICS FNR 2021-18 MC	1.500%	DUE 3/25/2051	3.7%
Government National Mortgage Association GNR 2021-180 AM	1.750%	DUE 11/16/2063	3.5%
Fannie Mae Pool FN MA4656	4.500%	DUE 7/1/2052	2.5%
Fannie Mae Pool FN MA4626	4.000%	DUE 6/1/2052	2.4%
Freddie Mac Pool FR SD8222	4.000%	DUE 6/1/2052	2.4%
Fannie Mae REMICS FNR 2022-83 DA	6.000%	DUE 1/25/2048	2.1%
Government National Mortgage Association GNR 2021-150 AP	1.750%	DUE 11/16/2063	2.1%
Government National Mortgage Association GNR 2021-195 AL	1.500%	DUE 8/16/2063	1.9%
Government National Mortgage Association GNR 2020-150 AM	1.400%	DUE 12/16/2062	1.8%
Government National Mortgage Association GNR 2022-4 B	1.900%	DUE 2/16/2061	1.8%
Total Net Assets			24.2%

Also see Glossary of Terms on page 77.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Government Bond Fund was ranked 52 out of 55, 61 out of 66, 64 out of 68, and 67 out of 72 as of 12/31/22 in the U.S. Government Bond Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

12	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2022 (Unaudited)	WesMark Government Bond Fund

GROWTH of $10, 000 invested in WesMark Government Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 2012 to December 31, 2022, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**, the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper General U.S. Government Funds Average (“LGUSFA”).****

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2022

1 Year	5 Years	10 Years
-17.11%	-2.16%	-0.74%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.03%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA and the LGUSFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.
**	The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
***	The information presented for the LIGFA is the average of the total returns of funds designated by Lipper as falling into the category of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.
****	The information presented for the LGUSFA is the average total returns of funds designated by Lipper as falling into the category of funds that invest primarily in U.S. government and agency issues. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2022	13

Management’s Discussion of Fund Performance
WesMark West Virginia Municipal Bond Fund	December 31, 2022 (Unaudited)

The aggressive effort from the Federal Reserve to curb generational high inflation reading also affected the municipal fixed income markets. The year began with Russia’s invasion of Ukraine, which led to higher energy and global food prices. In addition, the Chinese government’s response to COVID was to lockdown the region in order to drive COVID cases to zero. This policy allowed supply chain constraints to persist. However, domestic demand placed further upward pressure on prices. During 2022, the U.S. unemployment rate declined from 3.7% to 3.5% as approximately 4.5 million people were hired. Wage inflation remained above 5% as employers sought to attract and retain employees.

The result was inflation readings that peaked at a four-decade high. The Consumer Price Index began the year at 7.0% and steadily rose to 9.1% in June 2022. This reading steadily fell for the reminder of the year to close at a year-over-year increase of 6.5%. Part of the decrease can be traced to the moderation in prices as supply chains issues improved throughout the year. However, the bulk of the decline is due to the aggressive actions of the Federal Reserve.

The Federal Reserve began to increase the Federal Funds Rate in March 2022. The change was a result of the Federal Reserve acknowledgment that inflation was no longer “transitory” but “sticky.” The pace of change accelerated as the Consumer Price Index gathered momentum over the course of the year. The Federal Funds Rate was raised seven times in 2022 for a total increase of 425 basis points.

Entering the period, the Federal Reserve and markets anticipated rate hikes of approximately 80 basis points to reduce inflation to a long-term target of 2.0%. Fixed-income markets reacted to inflation data and the Federal Reserve’s aggressive monetary policy changes by pushing up interest rates across the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury yield increased 237 basis points in 2022, its largest annual increase since the 1950s. It finished the year at 3.88% — down modestly from its October peak of 4.25%. The yield on the 2-year U.S. Treasury increased by 369 basis points and finished the year at 4.43%. This resulted in an inverted yield curve during the second half of 2022.

The yield on a one-year, AAA rated, tax-exempt municipal increased 263 basis points while 10-year and 30-year yields increased 159 basis points and 209 basis points, respectively. The magnitude of the move in short-term interest rates created an inverted yield curve between the 1-year and

10-year, AAA-rated, tax-exempt municipals. For 2022, short-term maturities (1-5 years) out-performed longer maturities (22+ years), and wider credit spreads led to AAA-rated, tax-exempt municipals outperforming lower quality issues. For 2022, the Bloomberg Municipal Bond Index return was -8.5%, AAA-rated municipal bonds had a return of -7.9%, and BBB-rated securities had a return of -11.6%.

The duration of the West Virginia Municipal Bond Fund (“the Fund”) was 5.9 years as of December 31, 2022, compared to 3.8 years on December 31, 2021. The net-investment income (excluding capital gain distributions) was $0.18 per share for the period, compared to $0.18 for the prior period. Approximately 97% of the dividend was derived from West Virginia Municipal securities and is exempt from federal and state income tax for West Virginia residents. At the end of the period, 86% of the securities within the fund were A-rated or higher with 7% being AAA-rated.

The Fund had a total return of -7.9%. The Lipper Other States Municipal Debt Fund return was -9.6%. The Bloomberg Barclay’s Municipal 5-year index return was -5.3%. The Fund’s higher credit quality, shorter duration, and maturity structure enhanced its performance relative to the Lipper Other States Municipal benchmark.

14	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2022 (Unaudited)	WesMark West Virginia Municipal Bond Fund

TOP 10 BOND HOLDINGS

% of Total
Name	Net Assets
Ohio County Board of Education	3.0%
West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program)	2.9%
Jefferson County Board of Education	2.5%
Hancock, WV	2.2%
Monongalia County Building Commission	2.0%
West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities)	2.0%
Mason County Public Service District Water Revenue	1.8%
Cabell County Board of Education	1.8%
Hampshire County, West Virginia, Building Commission Revenue Bonds	1.7%
West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot)	1.7%
Total Net Assets	21.6%

Also see Glossary of Terms on page 77.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the West Virginia Municipal Bond Fund was ranked 99 out of 152, 144 out of 205, 93 out of 220, and 45 out of 221 as of 12/31/22 in the Other States Municipal Debt Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

Annual Report | December 31, 2022	15

Management’s Discussion of Fund Performance
WesMark West Virginia Municipal Bond Fund	December 31, 2022 (Unaudited)

GROWTH of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 2012 to December 31, 2022, compared to the Bloomberg Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)**, the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”)*** and the Lipper Other States Muni Debt Fund Average ("LOSMFA").****

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2022

1 Year	5 Years	10 Years
-7.84%	0.18%	1.10%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.11%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I, LOSMFA and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The BCM5I is an unmanaged market value weighted performance index for major municipal bonds of all quality ratings with an average maturity of approximately five years. BCM5I is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
***	The LIMDFA is an unmanaged index of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. These figures do not reflect sales charges. It is not possible to invest directly in an average.
****	The LOSMFA is an unmanaged index of funds that limit assets to those securities exempt from taxation in a specified state or city. These figures do not reflect sales charges. It is not possible to invest directly in an average.

16	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2022 (Unaudited)	WesMark Tactical Opportunity Fund

The WesMark Tactical Opportunity Fund (‘the Fund”) began 2022 with an allocation to equity markets that was toward the upper end of our target, largely due to our belief that the U.S. economy would continue to post solid growth rates. Supply chain constraints led to the U.S. economy reporting negative GDP growth rates in the first and second quarter. With improvements in the supply chain and steadfast demand, economic growth recovered in the second half of the year. However, these conditions resulted in inflation shooting to its highest rate in decades. The upper bound of the Federal Funds rate started 2022 at 0.25%. As inflation readings accelerated and proved more persistent than initially expected, the Federal Reserve’s rate and pace quickened. Federal Funds rates ended 2022 at 4.50% and saw four 0.75% increases. The aggressive actions from the Federal Reserve caused many investors to become concerned that the rapid increase in rates would slow economic activity.

In the first half of 2022, the Fund’s holdings were skewed toward the upper end of the range in equities. Within this asset class, we held positions that were value-focused and held a slight tilt toward more cyclical sectors. The fixed-income allocation was slightly below the neutral weighting with a duration that was in line with the benchmark.

The yield on the 10-year Treasury began the year at 1.51%; however, by the end of the second quarter, yields stood at 3.01%. As domestic economic growth accelerated and inflation remained, elevated yields on the 10-yr Treasury continued to rise, closing October above 4.0%. That marked the highest level since 2007. As a result, by the start of the fourth quarter, we had moved our fixed-income allocation well above the neutral weighting. In addition, equities were slightly underweight with a basis toward more defensive sectors.

As we closed out 2022, the Fund was 48.9% invested in equities, 42% in fixed income, and 5.3% in alternatives. This focused primarily on domestic assets with a preference for value and defensive holdings. The Fund’s fixed-income allocation remained near the neutral level of our target, given our view on interest rates over the next several quarters. The year-end allocation was focused on corporate debt with a smaller holding in inflation-protected securities.

For the year, the Fund posted a total return of -12.38% compared to the Lipper Flexible Funds category return of -13.4%. On a trailing five-year, the Fund reported a 3.7% annualized return compared to the Lipper category’s 2.9% annualized return. Since the Fund’s inception, March 1, 2017, the WesMark Tactical Opportunity Fund has posted an annualized total return of 4.6%. That compares to the MSCI All World Index’s return of 9.0% and the U.S. BarCap Aggregate Bond Index’s return of 1.0% for the same period.

The Russian invasion of Ukraine drove commodity prices higher. As a result, the Fund’s position in the Invesco Optimum Yield Diversified Commodity Strategy ETF was accretive to performance. This holding rose 19.3% while equity and fixed-income markets declined for the year. During this period of equity market volatility, allocations to defensive sectors were also positive for performance. The SPDR Consumer Staples Select Sector Fund and the SPDR Utilities Select Sector Fund rose 8.4% and 1.3%, respectively. In addition, the SPDR Gold ETF fell by 1.0%. From a size and style perspective, the focus on value stocks helped returns for the year. The Vanguard Mega Cap Value ETF fell 1.2% for the year while the iShares Russell 2000 Index ETF declined by 21.8% and trailed the broad benchmark.

Within the Fund’s fixed-income allocation, the focus on shorter-duration holdings helped performance for the period. The iShares Barclays 1-3 year Treasury Bond ETF was unchanged for the holding period, while the Invesco Senior Loan ETF was down 1.4%. Tactical allocations to traditional fixed income provided positive relative returns. The iShares Core U.S. Agg. Bond ETF and Vanguard Total Bond ETF dropped 4.6% and 9.6%, respectively. For 2022, the Bloomberg U.S. BarCap Aggregate Bond Index fell 13.0%.

The top 10 holdings accounted for 77.0% of the overall market value of the Fund.

Annual Report | December 31, 2022	17

Management’s Discussion of Fund Performance
WesMark Tactical Opportunity Fund	December 31, 2022 (Unaudited)

TOP 10 EQUITY HOLDINGS

% of Total
Security Name	Net Assets
iShares iBoxx $ Investment Grade Corporate Bond ETF	12.0%
iShares® Core U.S. Aggregate Bond ETF	11.1%
Vanguard Mega Cap Value ETF	10.5%
iShares 1-3 Year Treasury Bond ETF	9.3%
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	7.4%
SPDR S&P 500 ETF Trust	6.2%
SPDR Gold Shares	5.3%
Health Care Select Sector SPDR Fund	5.3%
iShares Russell 2000 ETF	5.0%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	4.6%
Total Net Assets	76.7%

Also see Glossary of Terms on page 77.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 5-, 3-, and 1-year periods, the Tactical Opportunity Fund was ranked 129 out of 379, 172 out of 423, and 194 out of 477 as of 12/31/22 in the Flexible Portfolio Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

18	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2022 (Unaudited)	WesMark Tactical Opportunity Fund

GROWTH of $10,000 invested in WesMark Tactical Opportunity Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Tactical Opportunity Fund (the “Fund”) from March 1, 2017 to December 31, 2022, compared to the Tactical Composite Index (“Composite”)**, The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index ***, and the Lipper Flexible Portfolio Funds****

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2022

1 Year	5 Year	Since Inception (3/1/17)
-12.38%	3.67%	4.56%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.66%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Composite, the MSCI ACWI and the US BarCap Agg have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The Tactical Composite Index is comprised of a combination of 60% of MSCI All World Index (“ACWI”) 30% Bloomberg Barclays US Aggregate Index and 10% of HFRI Fund of Funds Index. The Tactical Composite Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
***	The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index is an equal weighted index that consists of over 800 constituent hedge funds, including both domestic and offshore funds. The HFRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
****	The Lipper Flexible Portfolio Funds is an unmanaged index of funds that allocate their investments to both domestic and foreign securities across traditional asset classes with a focus on total return. The traditional asset classes utilized are common stocks, bonds, and money market instruments. Lipper Flexible Portfolio Funds is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Report | December 31, 2022	19

Portfolio of Investments Summary Table
WesMark Small Company Fund*	December 31, 2022 (Unaudited)

As of December 31, 2022, the Fund's Portfolio Composition(1) was as follows:

Percentage of
Portfolio Composition	Total Net Assets
COMMON STOCKS	94.8%
SHORT TERM INVESTMENTS(2)	5.2%
EXCHANGE TRADED FUNDS (ETF)	1.9%
OTHER ASSETS AND LIABILITIES - NET(3)	-1.9%
TOTAL NET ASSETS	100.0%

As of December 31, 2022, the Fund's Sector composition(4) was as follows:

Percentage of
Sector Composition	Total Net Assets
Industrials	25.2%
Financials	22.2%
Information Technology	15.6%
Health Care	9.5%
Consumer Discretionary	6.3%
Energy	5.7%
Communication Services	2.8%
Consumer Staples	2.6%
Consumer, Cyclical	1.6%
Materials	1.5%
Exchange Traded Funds	1.9%
Utilities	0.5%
Consumer Non-Cyclical	0.5%
Consumer Cyclical	0.5%
Real Estate	0.3%
Equity Portfolio Sub-Total	96.7%
Short Term Investments(2)	5.2%
Other Assets and Liabilities - Net(3)	-1.9%
Total Net Assets	100.0%

*	Prior to July 23, 2021, the WesMark Small Company Fund was known as the WesMark Small Company Growth Fund.
(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund's advisor.

20	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2022	WesMark Small Company Fund

Shares		Value
COMMON STOCKS-94.8%
COMMUNICATION SERVICES-2.8%
	Internet-1.4%
33,894	Bumble, Inc.(1)	$713,469
51,336	Lyft, Inc., Class A(1)	565,723
		1,279,192
	Telecommunications-1.4%
47,527	Extreme Networks, Inc.(1)	870,219
105,929	Planet Labs PBC(1)	460,791
		1,331,010
TOTAL COMMUNICATION SERVICES		2,610,202

CONSUMER CYCLICAL-0.5%
	Hotel Restaurants & Leisure-0.5%
22,972	Bloomin' Brands, Inc.	462,197
TOTAL CONSUMER CYCLICAL		462,197

CONSUMER, CYCLICAL-1.6%
	Food Service-0.5%
32,394	Sovos Brands, Inc.(1)	465,502

	Hotel Restaurants & Leisure-0.7%
4,908	Wingstop, Inc.	675,439

	Retail-0.4%
11,231	Victoria's Secret & Co.(1)	401,845
TOTAL CONSUMER, CYCLICAL		1,542,786

CONSUMER DISCRETIONARY-6.3%
	Apparel-1.2%
10,313	Crocs, Inc.(1)	1,118,239

	Automotive Retail-2.3%
10,713	Lithia Motors, Inc., Class A	2,193,380

	Commercial Services-1.0%
35,615	Driven Brands Holdings, Inc.(1)	972,646

	Consumer Electronics-0.6%
36,039	Sonos, Inc.(1)	609,059

	Home Furnishings-0.5%
19,799	Lovesac Co.(1)	435,776
Shares		Value
	Retail-0.7%
48,699	First Watch Restaurant Group, Inc.(1)	$658,897
TOTAL CONSUMER DISCRETIONARY		5,987,997

CONSUMER NON-CYCLICAL-0.5%
	Cosmetics/Personal Care-0.5%
8,824	elf Beauty, Inc.(1)	487,967
TOTAL CONSUMER NON-CYCLICAL		487,967

CONSUMER STAPLES-2.6%
	Agriculture-0.6%
17,479	Andersons, Inc.	611,590

	Food-0.9%
38,721	Hostess Brands, Inc.(1)	868,899

	Food Retail-0.6%
19,075	Sprouts Farmers Market, Inc.(1)	617,458

	Packaged Foods & Meats-0.5%
13,146	Simply Good Foods Co.(1)	499,942
TOTAL CONSUMER STAPLES		2,597,889

ENERGY-5.7%
	Oil & Gas Equipment & Services-1.3%
42,571	ChampionX Corp.	1,234,133

	Oil&Gas-4.4%
14,678	Civitas Resources, Inc.	850,297
120,249	Comstock Resources, Inc.	1,648,614
20,494	Matador Resources Co.	1,173,077
13,858	Ranger Oil Corp.(1)	560,279
		4,232,267
TOTAL ENERGY		5,466,400
FINANCIALS-22.2%
	Asset Management & Custody Banks-0.8%
28,962	Victory Capital Holdings, Inc., Class A	777,050
	Insurance-1.4%
24,808	Jackson Financial, Inc., Class A	863,070
9,570	Kemper Corp.	470,844
		1,333,914

Annual Report | December 31, 2022	21

Portfolio of Investments
WesMark Small Company Fund	December 31, 2022

Shares		Value
	Investment Banking & Brokerage-4.2%
68,311	Stifel Financial Corp.	$3,987,313

	Regional Banks-15.5%
27,827	Ameris Bancorp	1,311,765
34,808	Atlantic Union Bankshares Corp.	1,223,153
62,942	BankUnited, Inc.	2,138,140
16,169	Banner Corp.	1,021,881
37,281	Cadence Bank	919,349
23,121	Community Bank System, Inc.	1,455,467
46,246	First Bancorp/Southern Pines, NC	1,981,179
138,330	First Foundation, Inc.	1,982,269
52,504	Old National Bancorp	944,022
8,527	South State Corp.	651,122
28,160	Trustmark Corp.	983,066
		14,611,413
	REITS-0.3%
19,968	Sabra Health Care REIT, Inc.	248,202
TOTAL FINANCIALS		20,957,892

HEALTH CARE-9.5%
	Biotechnology-0.2%
11,798	Avid Bioservices, Inc.(1)	162,458

	Health Care Distributors-1.1%
38,036	Patterson Cos., Inc.	1,066,149

	Health Care Equipment-1.3%
6,525	AtriCure, Inc.(1)	289,579
17,153	Integra LifeSciences Holdings Corp.(1)	961,769
		1,251,348
	Health Care Supplies-0.7%
44,496	Neogen Corp.(1)	677,674

	Healthcare-Products-0.4%
2,362	Integer Holdings Corp.(1)	161,702
3,430	STAAR Surgical Co.(1)	166,492
		328,194
	Healthcare-Services-2.2%
38,507	Enhabit, Inc.(1)	506,752
7,638	Progyny, Inc.(1)	237,924
37,733	Select Medical Holdings Corp.	936,910
16,655	Surgery Partners, Inc.(1)	464,008
		2,145,594
Shares		Value
	Healthcare-Technology-0.3%
16,531	OptimizeRx Corp.(1)	$277,721

	Life Sciences Tools & Services-1.7%
43,208	Syneos Health, Inc.(1)	1,584,869

	Pharmaceuticals-1.6%
23,152	Corcept Therapeutics, Inc.(1)	470,217
10,503	Pacira BioSciences, Inc.(1)	405,521
11,109	Prestige Brands Holdings, Inc.(1)	695,423
		1,571,161
TOTAL HEALTH CARE		9,065,168

INDUSTRIALS-25.2%
	Aerospace & Defense-2.7%
29,619	Moog, Inc., Class A	2,599,363

	Building Materials-0.9%
18,028	Gibraltar Industries, Inc.(1)	827,125

	Building Products-2.3%
28,646	AAON, Inc.	2,157,617

	Commercial Services-1.5%
8,808	AMN Healthcare Services, Inc.(1)	905,639
75,722	Custom Truck One Source, Inc.(1)	478,563
		1,384,202
	Construction & Engineering-8.2%
28,922	Granite Construction, Inc.	1,014,295
47,500	Quanta Services, Inc.	6,768,750
		7,783,045
	Construction Machinery & Heavy Trucks-2.2%
83,726	Shyft Group, Inc.	2,081,428

	Electronics-1.2%
63,250	Celestica, Inc.(1)	712,827
27,469	TTM Technologies, Inc.(1)	414,232
		1,127,059
	Environmental Control-2.4%
58,616	Evoqua Water Technologies Corp.(1)	2,321,194

	Industrials-1.8%
32,945	Korn Ferry	1,667,676

22	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2022	WesMark Small Company Fund

Shares		Value
	Machinery-Diversified-2.0%
14,705	Applied Industrial Technologies, Inc.	$1,853,271
TOTAL INDUSTRIALS		23,801,980

INFORMATION TECHNOLOGY-15.6%
	Application Software-2.7%
81,254	Box, Inc., Class A(1)	2,529,437

	Data Processing & Outsourced Services-1.3%
49,338	I3 Verticals, Inc., Class A(1)	1,200,887

	Electronic Components-0.5%
30,661	Knowles Corp.(1)	503,454

	Electronic Equipment & Instruments-1.1%
13,427	OSI Systems, Inc.(1)	1,067,715

	IT Consulting & Other Services-1.4%
12,363	Science Applications International	1,371,428
	Corp.

	Semiconductors-0.3%
4,022	Ambarella, Inc.(1)	330,729

	Software-1.6%
20,203	Evolent Health, Inc., Class A(1)	567,300
36,423	Olo, Inc.(1)	227,644
49,023	SentinelOne, Inc., Class A(1)	715,246
		1,510,190
	Systems Software-4.5%
6,656	Qualys, Inc.(1)	747,003
13,149	Rapid7, Inc.(1)	446,803
128,208	Varonis Systems, Inc.(1)	3,069,300
		4,263,106
	Technology Hardware, Storage & Peripherals-
	2.2%
78,873	Pure Storage, Inc., Class A(1)	2,110,641
TOTAL INFORMATION TECHNOLOGY		14,887,587

MATERIALS-1.5%
	Chemicals-0.8%
12,450	Hawkins, Inc.	480,570
4,400	HB Fuller Co.	315,128
		795,698
Shares		Value
	Packaging&Containers-0.7%
9,839	Greif, Inc., Class A	$659,803
TOTAL MATERIALS		1,455,501

REAL ESTATE-0.3%
	REITS-0.3%
16,940	Physicians Realty Trust	245,122
TOTAL REAL ESTATE		245,122

UTILITIES-0.5%
	Electric-0.5%
8,547	Otter Tail Corp.	501,794
TOTAL UTILITIES		501,794

TOTAL COMMON STOCKS
(Cost $62,175,899)		90,070,482

EXCHANGE TRADED FUNDS-1.9%
5,368	iShares® Russell 2000® ETF	935,965
4,534	Vanguard® Small-Cap ETF	832,170

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,749,581)		1,768,135

SHORT TERM INVESTMENTS-5.2%
	Mutual Funds-5.2%
4,894,087	Federated Hermes Government Obligations Fund, Premier Class, 7-Day Yield 4.147% (at net asset value)	4,894,087

TOTAL SHORT TERM INVESTMENTS
(Cost $4,894,087)		4,894,087

TOTAL INVESTMENTS-101.9%
(Cost $68,819,567)		96,732,704
OTHER ASSETS AND LIABILITIES-NET(2)-(1.9)%		(1,806,579)
NET ASSETS-100.0%		$94,926,125

Annual Report | December 31, 2022	23

Portfolio of Investments
WesMark Small Company Fund	December 31, 2022

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note - The categories of investments are shown as a percentage of net assets as of December 31, 2022.

See Notes to Financial Statements which are an integral part of the Financial Statements.

24	www.wesmarkfunds.com

Portfolio of Investments Summary Table
December 31, 2022 (Unaudited)	WesMark Large Company Fund*

As of December 31, 2022, the Fund's Portfolio Composition(1) was as follows:

Percentage of
Portfolio Composition	Total Net Assets
COMMON STOCKS	96.1%
SHORT TERM INVESTMENTS(2)	4.8%
OTHER ASSETS AND LIABILITIES - NET(3)	-0.9%
TOTAL NET ASSETS	100.0%

As of December 31, 2022, the Fund's Sector composition(4) was as follows:

Percentage of
Sector Composition	Total Net Assets
Information Technology	31.4%
Health Care	23.0%
Industrials	10.7%
Financials	9.7%
Consumer Discretionary	8.5%
Energy	6.1%
Consumer Staples	5.0%
Materials	1.4%
Consumer, Cyclical	0.3%
Equity Portfolio Sub-Total	96.1%
Short Term Investments(2)	4.8%
Other Assets and Liabilities - Net(3)	-0.9%
Total Net Assets	100.0%

*	Prior to July 23, 2021, the WesMark Large Company Fund was known as the WesMark Growth Fund.
(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund's advisor.

Annual Report | December 31, 2022	25

Portfolio of Investments
WesMark Large Company Fund	December 31, 2022

Shares		Value
COMMON STOCKS-96.1%
CONSUMER, CYCLICAL-0.3%
	Retail-0.3%
2,755	Lululemon Athletica, Inc.(1)	$882,647
TOTAL CONSUMER, CYCLICAL		882,647

CONSUMER DISCRETIONARY-8.5%
	Distribution/Wholesale-0.3%
14,507	LKQ Corp.	774,819

	General Merchandise Stores-0.7%
7,151	Dollar Tree, Inc.(1)	1,011,437
7,637	Target Corp.	1,138,218
		2,149,655
	Home Improvement Retail-2.8%
25,500	Home Depot, Inc.	8,054,430

	Internet & Direct Marketing Retail-3.4%
116,093	Amazon.com, Inc.(1)	9,751,812

	Restaurants-1.0%
765	Chipotle Mexican Grill, Inc.(1)	1,061,430
27,991	Restaurant Brands International, Inc.	1,810,178
		2,871,608
	Retail-0.3%
4,088	Tractor Supply Co.	919,677
TOTAL CONSUMER DISCRETIONARY		24,522,001

CONSUMER STAPLES-5.0%
	Agricultural Products-0.3%
8,622	Archer-Daniels-Midland Co.	800,553

	Distillers & Vintners-2.4%
29,956	Constellation Brands, Inc., Class A	6,942,303

	Food & Staples Retailing-0.6%
25,868	BJ's Wholesale Club Holdings, Inc.(1)	1,711,427

	Household Products-0.5%
9,149	Procter & Gamble Co.	1,386,622

Shares		Value
	Packaged Foods & Meats-1.2%
52,742	Mondelez International, Inc., Class A	$3,515,254
TOTAL CONSUMER STAPLES		14,356,159

ENERGY-6.1%
	Energy-Alternate Sources-0.4%
4,565	Enphase Energy, Inc.(1)	1,209,542

	Oil & Gas Exploration & Production-4.1%
52,028	Antero Resources Corp.(1)	1,612,348
53,642	ConocoPhillips	6,329,756
33,109	Devon Energy Corp.	2,036,535
9,479	Diamondback Energy, Inc.	1,296,538
2,959	Pioneer Natural Resources Co.	675,806
		11,950,983
	Oil&Gas-0.7%
77,396	Coterra Energy, Inc.	1,901,620

	Oil, Gas & Consumable Fuels-0.9%
22,820	Exxon Mobil Corp.	2,517,046
TOTAL ENERGY		17,579,191

FINANCIALS-9.7%
	Asset Management & Custody Banks-3.1%
11,770	BlackRock, Inc.	8,340,575
8,887	Blackstone Group LP	659,327
		8,999,902
	Banks-1.9%
80,008	Bank of America Corp.	2,649,865
80,098	KeyCorp	1,395,307
4,513	M&T Bank Corp.	654,656
3,536	SVB Financial Group(1)	813,775
		5,513,603
	Diversified Financial Services-0.7%
7,278	LPL Financial Holdings, Inc.	1,573,285
6,259	Raymond James Financial, Inc.	668,774
		2,242,059
	Investment Banking & Brokerage-2.4%
9,747	The Goldman Sachs Group, Inc.	3,346,925
39,614	Morgan Stanley	3,367,982
		6,714,907
	Life & Health Insurance-0.3%
10,171	MetLife, Inc.	736,075

26	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2022	WesMark Large Company Fund

Shares		Value
	Regional Banks-1.3%
96,977	Citizens Financial Group, Inc.	$3,817,985
TOTAL FINANCIALS		28,024,531

HEALTH CARE-23.0%
	Biotechnology-4.4%
29,978	AbbVie, Inc.	4,844,746
23,491	Amgen, Inc.	6,169,676
28,000	Royalty Pharma PLC, Class A	1,106,560
2,196	Vertex Pharmaceuticals, Inc.(1)	634,161
		12,755,143
	Health Care Equipment-3.0%
71,604	Abbott Laboratories	7,861,403
15,960	Baxter International, Inc.	813,481
		8,674,884
	Life Sciences Tools & Services-3.7%
14,514	IQVIA Holdings, Inc.(1)	2,973,773
13,979	Thermo Fisher Scientific, Inc.	7,698,096
		10,671,869
	Managed Health Care-5.8%
31,650	UnitedHealth Group, Inc.	16,780,197

	Pharmaceuticals-6.1%
10,437	Cigna Corp.	3,458,196
17,132	Dexcom, Inc.(1)	1,940,028
65,707	Merck & Co., Inc.	7,290,192
34,468	Zoetis, Inc.	5,051,285
		17,739,701
TOTAL HEALTH CARE		66,621,794

INDUSTRIALS-10.7%
	Aerospace & Defense-3.3%
19,400	Howmet Aerospace, Inc.	764,554
72,352	Raytheon Technologies Corp.	7,301,764
19,603	Textron, Inc.	1,387,892
		9,454,210
	Construction & Farm Machinery & Heavy Trucks- 0.8%
5,239	Deere & Co.	2,246,274

	Construction Machinery & Heavy Equipment- 0.3%
3,703	Cummins, Inc.	897,200
Shares		Value
	Electronics-0.4%
17,642	Fortive Corp.	$1,133,499

	Engineering & Construction-1.2%
29,946	Jacobs Solutions, Inc.	3,595,616

	Industrial Conglomerates-1.5%
9,822	Roper Technologies, Inc.	4,243,988

	Industrial Machinery-2.4%
23,460	Parker-Hannifin Corp.	6,826,860

	Trading Companies & Distributors-0.8%
6,391	United Rentals, Inc.(1)	2,271,489
TOTAL INDUSTRIALS		30,669,136

INFORMATION TECHNOLOGY-31.4%
	Application Software-1.9%
4,736	Adobe, Inc.(1)	1,593,806
28,090	Salesforce, Inc.(1)	3,724,453
		5,318,259
	Communication Services-1.2%
40,000	Walt Disney Co.(1)	3,475,200

	Communications Equipment-6.5%
133,953	Apple, Inc.	17,404,513
10,662	F5 Networks, Inc.(1)	1,530,104
		18,934,617
	Data Processing & Outsourced Services-3.9%
25,662	Mastercard, Inc., Class A	8,923,447
31,251	PayPal Holdings, Inc.(1)	2,225,696
		11,149,143
	Internet Software & Services-3.2%
103,260	Alphabet, Inc., Class A(1)	9,110,630

	IT Consulting & Other Services-1.9%
20,626	Accenture PLC, Class A	5,503,842

	Semiconductors-7.7%
15,005	Advanced Micro Devices, Inc.(1)	971,874
28,061	Broadcom, Inc.	15,689,747
93,023	ON Semiconductor Corp.(1)	5,801,845
		22,463,466
	Software-0.5%
5,680	Crowdstrike Holdings, Inc., Class A(1)	598,047

Annual Report | December 31, 2022	27

Portfolio of Investments
WesMark Large Company Fund	December 31, 2022

Shares		Value
32,645	ZoomInfo Technologies, Inc.(1)	$982,941
		1,580,988
	Systems Software-4.6%
37,388	Microsoft Corp.	8,966,390
37,879	Oracle Corp.	3,096,229
2,956	ServiceNow, Inc.(1)	1,147,726
		13,210,345
TOTAL INFORMATION TECHNOLOGY		90,746,490

MATERIALS-1.4%
	Specialty Chemicals-1.4%
31,455	PPG Industries, Inc.	3,955,152
TOTAL MATERIALS		3,955,152

TOTAL COMMON STOCKS
(Cost $123,295,248)		277,357,101

SHORT TERM INVESTMENTS-4.8%
	Mutual Funds-4.8%
13,790,212	Federated Hermes Government Obligations Fund, Premier Class, 7-Day Yield 4.147% (at net asset value)	13,790,212

TOTAL SHORT TERM INVESTMENTS
(Cost $13,790,212)		13,790,212

TOTAL INVESTMENTS-100.9%
(Cost $137,085,460)		291,147,313
OTHER ASSETS AND LIABILITIES-NET(2)-(0.9)%		(2,518,477)
NET ASSETS-100.0%		$288,628,836

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note - The categories of investments are shown as a percentage of net assets as of December 31, 2022.

See Notes to Financial Statements which are an integral part of the Financial Statements.

28	www.wesmarkfunds.com

Portfolio of Investments Summary Table
December 31, 2022 (Unaudited)	WesMark Balanced Fund

As of December 31, 2022, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	62.3%
EXCHANGE TRADED FUNDS (ETF)	0.3%
CORPORATE BONDS	22.8%
U.S. TREASURY SECURITIES	4.6%
U.S. GOVERNMENT AGENCY - MORTGAGE- BACKED SECURITIES	3.7%
TAXABLE MUNICIPAL BONDS	2.5%
COMMERCIAL MORTGAGE-BACKED SECURITIES	1.4%
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	0.6%
FIXED INCOME PORTFOLIO SUB-TOTAL	35.6%
U.S. TREASURY SECURITIES	1.0%
SHORT TERM INVESTMENTS(2)	0.6%
OTHER ASSETS AND LIABILITIES - NET(3)	0.2%
TOTAL NET ASSETS	100.0%

As of December 31, 2022, the Fund's Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Health Care	16.4%
Financials	10.9%
Information Technology	10.6%
Consumer Staples	6.8%
Industrials	6.1%
Energy	4.8%
Consumer Discretionary	4.0%
Utilities	1.0%
Telecommunication Services	1.0%
Materials	0.7%
Broad Domestic Fixed Income	0.3%
Equity Portfolio Sub-Total	62.6%
Corporate Bonds	22.8%
U.S. Treasury Securities	4.6%
U.S. Government Agency - Mortgage-Backed Securities	3.7%
Taxable Municipal Bonds	2.5%
Commercial Mortgage-Backed Securities	1.4%
U.S. Government Agency - Collateralized Mortgage Obligations	0.6%
Fixed Income Portfolio Sub-Total	35.6%
U.S. Treasury Securities	1.0%
Short Term Investments(2)	0.6%
Other Assets and Liabilities - Net(3)	0.2%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund's advisor.

Annual Report | December 31, 2022	29

Portfolio of Investments
WesMark Balanced Fund	December 31, 2022

Shares/Principal Amount		Value
COMMON STOCKS-62.3%
CONSUMER DISCRETIONARY-4.0%
	Automobile Manufacturers-0.5%
39,570	Ford Motor Co.	$460,199

	General Merchandise Stores-1.5%
10,065	Target Corp.	1,500,088

	Home Improvement Retail-1.6%
7,773	Lowe's Cos, Inc.	1,548,692

	Restaurants-0.4%
1,687	McDonald's Corp.	444,575
TOTAL CONSUMER DISCRETIONARY		3,953,554

CONSUMER STAPLES-6.8%
	Food Distributors-1.1%
14,902	Sysco Corp.	1,139,258

	Hypermarkets & Super Centers-0.9%
6,329	Walmart, Inc.	897,389

	Packaged Foods & Meats-2.1%
25,000	General Mills, Inc.	2,096,250

	Soft Drinks-2.7%
14,886	PepsiCo, Inc.	2,689,305
TOTAL CONSUMER STAPLES		6,822,202

ENERGY-4.8%
	Integrated Oil & Gas-4.0%
21,913	Chevron Corp.	3,933,164

	Oil & Gas Equipment & Services-0.1%
2,500	Halliburton Co.	98,375

	Oil & Gas Refining & Marketing-0.7%
5,117	Valero Energy Corp.	649,143
TOTAL ENERGY		4,680,682
Shares/Principal Amount		Value
FINANCIALS-10.9%
	Asset Management & Custody Banks-1.2%
15,471	State Street Corp.	$1,200,085

	Banks-0.3%
2,099	Cullen/Frost Bankers, Inc.	280,636

	Consumer Finance-1.4%
14,396	Discover Financial Services	1,408,361

	Diversified Banks-3.3%
13,409	JPMorgan Chase & Co.	1,798,147
34,000	US Bancorp	1,482,740
		3,280,887
	Investment Banking & Brokerage-1.3%
3,805	The Goldman Sachs Group, Inc.	1,306,561

	Regional Banks-3.2%
8,000	PNC Financial Services Group, Inc.	1,263,520
42,928	Truist Financial Corp.	1,847,192
		3,110,712
	REITS-0.2%
3,500	Realty Income Corp.	222,005
TOTAL FINANCIALS		10,809,247

HEALTH CARE-16.4%
	Biotechnology-4.0%
24,760	AbbVie, Inc.	4,001,464

	Health Care Services-2.8%
30,000	CVS Health Corp.	2,795,700

	Pharmaceuticals-9.6%
1,444	Cigna Corp.	478,455
9,052	Eli Lilly & Co.	3,311,584
29,717	Merck & Co., Inc.	3,297,101
47,725	Pfizer, Inc.	2,445,429
		9,532,569
TOTAL HEALTH CARE		16,329,733

INDUSTRIALS-6.1%
	Air Freight & Logistics-1.7%
9,508	United Parcel Service, Inc., Class B	1,652,871

30	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2022	WesMark Balanced Fund

Shares/Principal Amount		Value
	Construction & Farm Machinery & Heavy Trucks- 0.2%
519	Deere & Co.	$222,526
	Construction Machinery & Heavy Equipment-2.1%
8,825	Caterpillar, Inc.	2,114,117

	Electrical Components & Equipment-2.1%
22,000	Emerson Electric Co.	2,113,320
TOTAL INDUSTRIALS		6,102,834

INFORMATION TECHNOLOGY-10.6%
	Communications Equipment-7.8%
38,567	Apple, Inc.	5,011,010
58,222	Cisco Systems, Inc.	2,773,696
		7,784,706
	Semiconductors-2.8%
3,432	Analog Devices, Inc.	562,951
13,545	Texas Instruments, Inc.	2,237,905
		2,800,856
TOTAL INFORMATION TECHNOLOGY		10,585,562

MATERIALS-0.7%
	Industrial Gases-0.7%
2,326	Air Products & Chemicals, Inc.	717,013
TOTAL MATERIALS		717,013

TELECOMMUNICATION SERVICES-1.0%
	Integrated Telecommunication Services-1.0%
24,289	Verizon Communications, Inc.	956,987
TOTAL TELECOMMUNICATION SERVICES		956,987

UTILITIES-1.0%
	Electric Utilities-1.0%
9,886	Duke Energy Corp.	1,018,159
TOTAL UTILITIES		1,018,159

TOTAL COMMON STOCKS
(Cost $32,539,705)		61,975,973
Shares/Principal Amount		Value
EXCHANGE TRADED FUNDS-0.3%
3,736	iShares® 1-3 Year Treasury Bond ETF	$303,251

TOTAL EXCHANGE TRADED FUNDS
(Cost $305,211)		303,251

CORPORATE BONDS-22.8%
	Banks-3.0%
$500,000	Citigroup, Inc., 4.450%, 9/29/2027	477,540
500,000	Fifth Third Bank NA, 3.850%, 3/15/2026	477,192
500,000	Goldman Sachs Group, Inc., 1D US SOFR + 0.798%, 3/9/2027(1)	439,010
500,000	Morgan Stanley, 1D US SOFR + 0.525%, 5/30/2025(1)	465,111
150,000	PNC Bank NA, 2.700%, 10/22/2029	126,889
1,000,000	Wells Fargo & Co., Subordinated Notes, 3.450%, 2/13/2023	998,178
		2,983,920
	Chemicals-0.6%
250,000	Ecolab, Inc., 1.300%, 1/30/2031	190,859
500,000	PPG Industries, Inc., 1.200%, 3/15/2026	443,760
		634,619
	Commercial Services-0.5%
500,000	PayPal Holdings, Inc., 2.650%, 10/1/2026	462,289

	Diversified Financial Services-1.8%
500,000	American Express Co., 3.400%, 2/22/2024	491,366
500,000	American Express Co., 3.000%, 10/30/2024	483,865
250,000	BlackRock, Inc., 2.400%, 4/30/2030	214,233
250,000	BlackRock, Inc., 1.900%, 1/28/2031	202,942
250,000	Legg Mason, Inc., 4.750%, 3/15/2026	250,783
250,000	Charles Schwab Corp., 1.650%, 3/11/2031	195,210
		1,838,399
	Diversified Manufacturing-0.9%
1,000,000	3M Co., 3.375%, 3/1/2029	923,352

	Electric-1.0%
500,000	Duke Energy Corp., 4.300%, 3/15/2028	482,034

Annual Report | December 31, 2022	31

Portfolio of Investments
WesMark Balanced Fund	December 31, 2022

Shares/Principal Amount		Value
$500,000	NextEra Energy Capital Holdings, Inc., 3.550%, 5/1/2027	$471,837
		953,871
	Electronics-0.2%
175,000	Honeywell International, Inc., 5.700%, 3/15/2037	185,891

	Environmental Control-1.0%
500,000	Republic Services, Inc., 3.200%, 3/15/2025	479,850
500,000	Waste Management, Inc., 3.500%, 5/15/2024	488,045
		967,895
	Gas-0.5%
500,000	East Ohio Gas Co., 1.300%, 6/15/2025(2)	453,505

	Industrial Gases-0.8%
835,000	Air Products & Chemicals, Inc., Sr. Unsecured Notes, 3.350%, 7/31/2024	816,494

	Insurance-0.9%
500,000	Berkshire Hathaway Finance Corp., 2.875%, 3/15/2032	434,568
500,000	Prudential Financial, Inc., 1.500%, 3/10/2026	450,762
		885,330
	Internet-0.2%
250,000	Expedia Group, Inc., 3.800%, 2/15/2028	229,936

	Internet Software & Services-2.0%
2,000,000	Ebay, Inc., Sr. Unsecured Notes, 3M US L + 0.87%, 1/30/2023(1)	2,000,332

	Investment Banking & Brokerage-1.4%
1,000,000	Goldman Sachs Group, Inc., Sr. Unsecured Notes, 3M US L + 0.96%, 11/29/2023(1)	1,007,775
500,000	Goldman Sachs Group, Inc., 2.600%, 2/7/2030	418,356
		1,426,131
	Machinery-Constr&Mining-0.7%
250,000	Caterpillar, Inc., 1.900%, 3/12/2031	203,520
Shares/Principal Amount		Value
$500,000	Caterpillar Financial Services Corp., 3.600%, 8/12/2027	$477,940
		681,460
	Oil&Gas-0.2%
250,000	Phillips 66, 4.650%, 11/15/2034	234,115

	Pharmaceuticals-2.5%
500,000	AbbVie, Inc., 2.600%, 11/21/2024	478,689
500,000	AbbVie, Inc., 3.200%, 11/21/2029(2)	437,696
175,000	AbbVie, Inc., 4.550%, 3/15/2035	164,265
250,000	Bristol-Myers Squibb Co., 3.900%, 2/20/2028	241,173
1,000,000	CVS Health Corp., 4.300%, 3/25/2028	969,107
175,000	GlaxoSmithKline Capital, Inc., 6.375%, 5/15/2038	198,799
		2,489,729
	Regional Banks-1.0%
1,000,000	PNC Bank NA, Sr. Unsecured Notes, 3.250%, 6/1/2025	965,963

	Restaurants-0.5%
500,000	McDonald's Corp., 3.600%, 7/1/2030	459,811

	Retail-1.4%
250,000	Dollar Tree, Inc., 4.200%, 5/15/2028	239,587
175,000	Home Depot, Inc., 5.875%, 12/16/2036	187,901
500,000	Lowe's Cos., Inc., 3.100%, 5/3/2027	466,271
500,000	O'Reilly Automotive, Inc., 4.350%, 6/1/2028	486,335
		1,380,094
	Software-0.5%
500,000	Activision Blizzard, Inc., 3.400%, 9/15/2026	476,984

	Software & Services-0.7%
750,000	Oracle Corp., Sr. Unsecured Notes, 3.400%, 7/8/2024	732,138

	Transportation Services-0.5%
500,000	FedEx Corp., 4.250%, 5/15/2030	472,855

TOTAL CORPORATE BONDS
(Cost $24,758,453)		22,655,113

32	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2022	WesMark Balanced Fund

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED

MORTGAGE OBLIGATIONS-0.6%
	Federal Home Loan Mortgage Corp.-0.1%
$156,584	Series 2015-4517, Class PC, 2.500%, 5/15/2044	$145,385

	Government National Mortgage Association- 0.5%
521,919	Series 2018-126, Class DA, 3.500%, 1/20/2048	498,587

TOTAL U.S. GOVERNMENT AGENCY -
COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $677,736)		643,972

COMMERCIAL MORTGAGE-BACKED SECURITIES-1.4%
	Commercial Mortgage-Backed Securities- 1.4%
1,500,000	Series 2015-UBS8, Class A4, 3.809%, 11/15/2025	1,418,962

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $1,536,034)		1,418,962

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES-3.7%
	Federal Home Loan Mortgage Corp.-0.4%
76,013	Pool G18527, 3.000%, 10/1/2029	73,256
297,557	Pool 18707, 3.500%, 9/1/2033	286,743
		359,999
	Federal National Mortgage Association-2.4%
394,628	Pool AM3301, 2.350%, 5/1/2023	390,079
718,915	Pool BL5389, 2.710%, 5/1/2027	668,149
595,156	Pool AM6756, 3.570%, 10/1/2029	564,235
160,046	Pool MA3621, 3.500%, 3/1/2039	149,683
69,768	Pool BN4896, 4.000%, 1/1/2049	66,524
135,749	Pool MA3592, 4.000%, 2/1/2049	129,564
406,987	Pool BP4338, 1Y US TI + 1.67%, 3/1/2049(1)	402,510
		2,370,744
	Small Business Administration Pools-0.4%
156,468	PRIME - 3.50%, 1/25/2042(1)	158,278
272,069	PRIME - 3.50%, 7/25/2042(1)	274,490
		432,768
Shares/Principal Amount		Value
	UMBS Collateral-0.5%
$497,715	5.000%, 12/1/2052	$491,298

TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $3,835,582)		3,654,809

U.S. TREASURY SECURITIES-5.6%
	U.S. Treasury Bond-0.5%
500,000	4.125%, 11/15/2032	510,351

	U.S. Treasury Note-3.1%
1,000,000	2.875%, 11/30/2023	983,715
1,500,000	4.500%, 11/30/2024	1,500,176
100,000	3.875%, 11/30/2027	99,469
500,000	4.000%, 12/15/2025	496,875
		3,080,235
	United States Treasury Bill-2.0%
1,000,000	2.440%, 2/23/2023(3)	993,989
1,000,000	3.541%, 5/25/2023(3)	982,224
		1,976,213
TOTAL U.S. TREASURY SECURITIES
(Cost $5,584,361)		5,566,799

TAXABLE MUNICIPAL BONDS-2.5%
	California-0.2%
200,000	Charter Oak Unified School District, 2.681%, 8/1/2036	146,189

	Michigan-0.3%
270,000	Belding Area Schools, General Obligation Unlimited Bonds, 6.700%, 5/1/2027	270,405

	Ohio-0.7%
765,000	Columbus-Franklin County Finance Authority, 4.490%, 11/15/2032	737,206

	Pennsylvania-0.4%
450,000	Commonwealth Financing Authority, 4.014%, 6/1/2033	413,578

	Utah-0.4%
450,000	Utah Transit Authority, 3.393%, 12/15/2036	378,011

Annual Report | December 31, 2022	33

Portfolio of Investments
WesMark Balanced Fund	December 31, 2022

Shares/Principal Amount		Value
	West Virginia-0.5%
$575,000	Marshall University, 3.177%, 5/1/2029	$510,958

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $2,731,461)		2,456,347

SHORT TERM INVESTMENTS-0.6%
	Mutual Funds-0.6%
565,753	Federated Hermes Government Obligations Fund, Premier Class, 7-Day Yield 4.147% (at net asset value)	565,753
TOTAL SHORT TERM INVESTMENTS
(Cost $565,753)		565,753

TOTAL INVESTMENTS-99.8%
(Cost $72,534,296)		99,240,979
OTHER ASSETS AND LIABILITIES-NET(4)-0.2%		229,236
NET ASSETS-100.0%		$99,470,215

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of December 31, 2022 was 4.77%

1D US SOFR - 1 Day SOFR as of December 31, 2022 was 4.30%

1Y US TI - 1 Year US TI as of December 31, 2022 was 4.73%

PRIME - US Prime Rate as of December 31, 2022 was 7.50%

(1)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date.
(2)	Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, these securities amounted to a value of $891,201 or 0.90% of net assets. These Securities have been determined to be liquid pursuant to procedures adopted by the board.
(3)	Is Zero Coupon
(4)	Assets, other than investments in securities, less liabilities.

Note - The categories of investments are shown as a percentage of net assets as of December 31, 2022.

See Notes to Financial Statements which are an integral part of the Financial Statements.

34	www.wesmarkfunds.com

Portfolio of Investments Summary Table
December 31, 2022 (Unaudited)	WesMark Government Bond Fund

As of December 31, 2022, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	47.1%
U.S. GOVERNMENT AGENCY - MORTGAGE- BACKED SECURITIES	19.0%
TAXABLE MUNICIPAL BONDS	17.1%
U.S. TREASURY SECURITIES	5.2%
CORPORATE BONDS	4.2%
FIXED INCOME PORTFOLIO SUB-TOTAL	92.6%
SHORT TERM INVESTMENTS(2)	7.2%
OTHER ASSETS AND LIABILITIES - NET(3)	0.2%
TOTAL NET ASSETS	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.

Annual Report | December 31, 2022	35

Portfolio of Investments
WesMark Government Bond Fund	December 31, 2022

Shares/Principal Amount		Value
CORPORATE BONDS-4.2%
	Banks-3.9%
$500,000	Bank of America Corp., 3M US L + 1.31%, 7/23/2029(1)	$467,194
500,000	FNB Corp., 4.875%, 10/2/2025	467,025
500,000	Wells Fargo Bank NA, 6.180%, 2/15/2036	488,013
500,000	GOLDMAN SACHS GP GS 4.223 05/01/29, 3M US L + 1.301%, 5/1/2029(1)	466,719
500,000	Goldman Sachs Group, Inc., 6.625%, 11/15/2027	481,642
2,000,000	Goldman Sachs Group, Inc., 6.000%, 12/14/2027	1,989,446
500,000	JPMorgan Chase & Co., 1D US SOFR + 1.75%, 6/14/2030(1)	471,508
500,000	Morgan Stanley, 1D US SOFR + 2.62%, 4/20/2037(1)	458,543
2,000,000	Morgan Stanley Finance LLC, 6.000%, 11/16/2032	2,008,256
		7,298,346
	Pipelines-0.3%
500,000	Kinder Morgan Energy Partners LP, 6.950%, 1/15/2038	531,095

TOTAL CORPORATE BONDS
(Cost $7,957,000)		7,829,441

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-47.1%
	Agency Collat CMO-6.5%
257,442	Series 2003-55, Class 1A3A, 1M US L + 0.40%, 3/25/2043(1)	253,665
704,592	Series 2004-W14, Class 1AF, 1M US L + 0.40%, 7/25/2044(1)	684,155
680,136	Series 2010-59, Class FL, 1M US L + 0.50%, 5/20/2040(1)	671,432
818,161	Series 2012-273, Class 40, 4.000%, 8/15/2042	766,708
2,893,219	Series 2014-330, Class F4, 1M US L + 0.35%, 10/15/2037(1)	2,844,856
2,942,345	Series 2022-76, Class D, 5.500%, 8/25/2045	2,987,886
3,953,567	Series 2022-83, Class DA, 6.000%, 1/25/2048	3,999,479
		12,208,181
Shares/Principal Amount		Value
	Agency Collat PAC CMO-8.9%
$1,707,238	Series 2014-25, Class PA, 2.250%, 1/20/2044	$1,548,474
4,105,812	Series 2020-5020, Class TP, 2.000%, 10/25/2050	3,295,215
2,254,265	Series 2020-153, Class GP, 0.500%, 10/20/2050	2,014,407
3,775,551	Series 2021-23, Class TE, 1.000%, 2/20/2051	2,855,124
8,371,525	Series 2021-18, Class MC, 1.500%, 3/25/2051	7,010,262
		16,723,482
	Commercial MBS-23.8%
2,948,738	Series 2013-7, Class BC, 2.209%, 5/16/2053(1)	2,306,461
366	Series 2019-SB58, Class A10H, 3.730%, 10/25/2038(1)	339
3,150,838	Series 2020-8, Class B, 2.600%, 1/16/2061	2,495,603
4,256,739	Series 2020-89, Class GA, 1.500%, 4/16/2062	3,182,378
4,512,801	Series 2020-118, Class AL, 1.750%, 6/16/2062	3,262,536
920,330	Series 2020-128, Class AN, 1.500%, 10/16/2062	672,500
4,614,503	Series 2020-150, Class AM, 1.400%, 12/16/2062	3,415,376
2,652,181	Series 2020-177, Class DA, 1.250%, 6/16/2062	1,893,252
5,333,364	Series 2021-150, Class AP, 1.750%, 11/16/2063	3,949,228
4,309,014	Series 2021-164, Class AF, 1.650%, 10/16/2063	3,215,764
8,875,794	Series 2021-180, Class AM, 1.750%, 11/16/2063	6,611,615
5,000,000	Series 2021-181, Class B, 1.900%, 1/16/2063	3,323,603
4,813,532	Series 2021-195, Class AL, 1.500%, 8/16/2063	3,592,270
5,000,000	Series 2021-203, Class B, 2.000%, 4/16/2062	3,339,142
5,000,000	Series 2022-4, Class B, 1.900%, 2/16/2061	3,410,626
		44,670,693

36	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2022	WesMark Government Bond Fund

Shares/Principal Amount		Value
	Federal Home Loan Mortgage Corp.-0.3%
$680,953	Series 2016-4629, Class QG, 2.500%, 11/15/2046, REMIC	$595,850
	Federal National Mortgage Association-1.5%
271,831	Series 2003-39, Class JC, 4.000%, 5/25/2033, REMIC	263,765
444,450	Series 2003-44, Class Q, 3.500%, 6/25/2033, REMIC	422,788
826,798	Series 2003-W18, Class 2A, 3.774%, 6/25/2043, REMIC (1)	783,256
894,433	Series 2016-90, Class DA, 3.000%, 8/25/2046, REMIC	807,408
528,095	Series 2019-74, Class LB, 3.000%, 10/25/2049	467,226
		2,744,443
	Government National Mortgage Association- 1.2%
1,672,519	Series 2005-26, Class ZA, 5.500%, 1/20/2035	1,669,322
650,903	Series 2013-38, Class KA, 1.250%, 2/20/2042	588,124
		2,257,446
	Other ABS-2.5%
1,291,972	Series 2007-20F, Class 1, 5.710%, 6/1/2027	1,288,470
2,785,097	Series 2010-20C, Class 1, 4.190%, 3/1/2030	2,676,193
820,801	Series 2015-20D, Class 1, 2.510%, 4/1/2035	744,251
		4,708,914
	Sovereign-2.4%
500,000	4.900%, 6/29/2032	485,782
2,000,000	6.300%, 11/15/2029	2,003,392
2,000,000	5.950%, 12/7/2032	2,000,796
		4,489,970
TOTAL U.S. GOVERNMENT AGENCY -
COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $107,176,025)		88,398,979
Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED
SECURITIES-19.0%
	Federal Home Loan Mortgage Corp.- 0.7%
$1,371,686	Freddie Mac Pool, Pool QA6315, 3.500%, 1/1/2050	$1,288,627
	FNMA Collateral-1.9%
347,646	Fannie Mae Pool, Pool MA0988, 4.000%, 2/1/2042	321,406
608,118	Fannie Mae Pool, Pool MA1371, 3.000%, 3/1/2043	546,777
403,024	Fannie Mae Pool, Pool MA1966, 4.500%, 6/1/2044	396,738
607,022	Fannie Mae Pool, Pool MA2270, 3.000%, 5/1/2045	538,279
2,010,508	Fannie Mae Pool, Pool MA2711, 3.000%, 8/1/2046	1,782,782
		3,585,982
	GNMA2 Collateral-4.3%
2,947,129	Ginnie Mae II Pool, 4.000%, 8/20/2052	2,723,436
3,411,493	Ginnie Mae II Pool, 5.500%, 11/20/2052	3,392,513
2,000,000	Ginnie Mae II Pool, 5.500%, 12/20/2052	1,988,806
		8,104,755
	Government National Mortgage Association- 0.1%
162,979	Ginnie Mae I Pool, Pool 589693, 4.500%, 7/15/2029	158,748
	Sovereign-0.3%
500,000	Federal Home Loan Banks, 5.550%, 9/29/2032	497,086
	UMBS Collateral-11.7%
4,819,953	Freddie Mac Pool, 4.000%, 6/1/2052	4,525,831
2,351,440	Fannie Mae Pool, 4.500%, 7/1/2042	2,290,400
4,830,711	Fannie Mae Pool, 4.000%, 6/1/2052	4,535,929
4,826,384	Fannie Mae Pool, 4.500%, 7/1/2052	4,650,563
2,954,235	Fannie Mae Pool, 5.500%, 11/1/2052	2,964,934
2,946,723	Fannie Mae Pool, 6.000%, 11/1/2052	2,994,335
		21,961,992
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $37,303,352)		35,597,190

Annual Report | December 31, 2022	37

Portfolio of Investments
WesMark Government Bond Fund	December 31, 2022

Shares/Principal Amount		Value
U.S. TREASURY SECURITIES-5.2%
	U.S. Treasury Bond-2.6%
	2.875%, 8/15/2028	$2,354,785
$2,500,000
1,000,000	2.500%, 5/15/2024	970,860
2,000,000	0.625%, 5/15/2030	1,583,203
		4,908,848
	U.S. Treasury Note-2.6%
2,500,000	2.750%, 5/31/2029	2,322,998
2,500,000	4.000%, 10/31/2029	2,501,367
		4,824,365
TOTAL U.S. TREASURY SECURITIES
(Cost $9,703,342)		9,733,213

TAXABLE MUNICIPAL BONDS-17.1%
	Alabama-0.8%
750,000	City of Brewton AL, 3.180%, 12/1/2034	634,184
1,000,000	Water Works Board of the City of Birmingham, 3.463%, 1/1/2039	801,603
		1,435,787
	Arkansas-0.6%
	University of Arkansas:
500,000	3.382%, 9/1/2037	406,654
1,000,000	3.301%, 11/1/2039	776,342
		1,182,996
	California-4.7%
500,000	Bonita Unified School District, 2.619%, 8/1/2035	375,359
1,900,000	California Educational Facilities Authority, 3.686%, 4/1/2037	1,594,392
1,000,000	Contra Costa Community College District, 2.926%, 8/1/2038	761,578
500,000	Desert Community College District, 2.978%, 8/1/2037	383,392
1,000,000	El Dorado Irrigation District, 2.635%, 3/1/2035	770,966
500,000	Kings Canyon Unified School District, 3.212%, 8/1/2040	382,722
1,000,000	Oakland Unified School District/Alameda County, 2.674%, 8/1/2033	795,918
500,000	Pasadena Public Financing Authority, Build America Revenue Bonds, Series B, 6.998%, 3/1/2034	577,190
1,500,000	San Jose Unified School District, 2.306%, 8/1/2039	1,041,281
Shares/Principal Amount		Value
$910,000	Santa Paula Utility Authority, 2.870%, 2/1/2034	$740,252
1,820,000	Visalia Unified School District, 3.300%, 8/1/2039	1,383,044
		8,806,094
	Colorado-0.4%
1,000,000	Denver City & County Housing Authority, 2.936%, 12/1/2034	805,359
	Florida-1.7%
3,000,000	Broward County FL Water & Sewer Utility Revenue, 3.338%, 10/1/2037	2,461,840
860,000	County of Palm Beach FL, 3.000%, 11/1/2035	685,453
		3,147,293
	Hawaii-0.5%
1,000,000	University of Hawaii, 3.850%, 10/1/2038	870,298
	Illinois-0.8%
2,000,000	McHenry & Kane Counties Community Consolidated School District No 158 Huntley, 2.940%, 2/15/2036	1,537,031
	Massachusetts-1.0%
1,000,000	City of Quincy MA, 2.788%, 12/15/2035	777,093
1,500,000	Massachusetts School Building Authority, 2.950%, 5/15/2043	1,098,516
		1,875,609
	Michigan-1.3%
1,400,000	Michigan State Building Authority, 2.705%, 10/15/2040	1,022,775
2,000,000	University of Michigan, 2.437%, 4/1/2040	1,442,470
		2,465,245
	New York-0.4%
700,000	City of New York NY, 5.985%, 12/1/2036	743,990
	Ohio-0.4%
565,000	Summit County Development Finance Authority, 3.201%, 11/15/2036	457,929
500,000	Warrensville Heights City School District, 3.406%, 12/1/2040	389,891
		847,820

38	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2022	WesMark Government Bond Fund

Shares/Principal Amount		Value
	Oklahoma-1.3%
$3,000,000	Glenpool Utility Services Authority, 3.565%, 12/1/2037	$2,425,532

	Pennsylvania-0.2%
550,000	Borough of Columbia PA, 2.540%, 6/15/2038	397,114

	South Carolina-0.4%
1,000,000	Joint Municipal Water & Sewer Commission, 3.194%, 6/1/2039	785,089

	Texas-0.6%
	Round Rock Transportation & Economic Development Corp.:
500,000	2.900%, 8/15/2038	363,672
500,000	3.000%, 8/15/2039	360,065
500,000	Texas Public Finance Authority, 2.367%, 2/1/2038	339,039
		1,062,776
	Virginia-0.6%
1,395,000	Virginia Housing Development Authority, 3.050%, 8/1/2038	1,076,400

	West Virginia-1.4%
2,000,000	Marshall University, 3.677%, 5/1/2035	1,645,666
1,000,000	Wheeling Municipal Building Commission, 5.558%, 8/1/2037	934,247
		2,579,913
TOTAL TAXABLE MUNICIPAL BONDS
(Cost $41,486,630)		32,044,346

SHORT TERM INVESTMENTS-7.2%
	Mutual Funds-7.2%
13,537,802	Federated Hermes Government Obligations Fund, Premier Class, 7- Day Yield 4.147% (at net asset value)	13,537,802

TOTAL SHORT TERM INVESTMENTS
(Cost $13,537,802)		13,537,802

TOTAL INVESTMENTS-99.8%
(Cost $217,164,151)		187,140,971
Shares/Principal Amount	Value
OTHER ASSETS AND LIABILITIES-NET(2)-0.2%	360,095
NET ASSETS-100.0%	$187,501,066

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1D US SOFR - 1 Day SOFR as of December 31, 2022 was 4.30%

1M US L - 1 Month LIBOR as of December 31, 2022 was 4.39%

3M US L - 3 Month LIBOR as of December 31, 2022 was 4.77%

(1)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(2)	Assets, other than investments in securities, less liabilities.

Note - The categories of investments are shown as a percentage of net assets as of December 31, 2022.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2022	39

Portfolio of Investments Summary Table
WesMark West Virginia Municipal Bond Fund	December 31, 2022 (Unaudited)

As of December 31, 2022, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
NON-TAXABLE MUNICIPAL BONDS	99.5%
OTHER ASSETS AND LIABILITIES - NET(2)	0.5%
TOTAL NET ASSETS	100.0%

Years to Maturity of Municipal Bonds	Percentage of Total Net Assets
Less than 1 Year	0.0%
1-3 Years	7.5%
3-5 Years	9.3%
5-10 Years	35.9%
10 Years or Greater	46.7%
Short Term Investments(2)	0.0%
Other Assets and Liabilities - Net(3)	0.5%
TOTAL	100.0%

S&P Ratings of Municipal Bonds as Percentage of Total Net Assets(4)
AAA	13.4%
AA	29.0%
AA-	14.4%
A+	12.1%
A	3.1%
A-	0.3%
Not rated by S&P	27.1%
Short Term Investments(2)	0.0%
Other Assets and Liabilities - Net(3)	0.5%
TOTAL PORTFOLIO VALUE	100.0%
Moody's Ratings of Municipal Bonds as Percentage of Total Net Assets(4)
Aaa	7.4%
Aa2	2.6%
Aa3	15.2%
A1	26.1%
A2	4.2%
Not rated by Moody's	44.0%
Short Term Investments(2)	0.0%
Other Assets and Liabilities - Net(3)	0.5%
TOTAL PORTFOLIO VALUE	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Cash Equivalents include investments in U.S. government agency securities and a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.
(4)	These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category. Of the portfolio’s total investments, XX.X% do not have long-term ratings by either of these NRSROs.

40	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2022	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
NON-TAXABLE MUNICIPAL BONDS-99.5%
	Ohio-1.2%
$1,100,000	Westerville, Ohio, General Obligation Limited Bonds, 5.000%, 12/1/2028	$1,132,242

	Pennsylvania-1.5%
1,425,000	Borough of Plum PA, 4.000%, 12/1/2034	1,480,487

	West Virginia-96.8%
	Berkeley County Building Commission:
580,000	2.000%, 6/1/2035	450,862
750,000	2.000%, 6/1/2040	511,623
1,500,000	Berkeley County Public Service Sewer
	District, 4.500%, 10/1/2032	1,515,890
	Berkeley County, West Virginia, Public
	Service District Revenue Bonds:
370,000	Series C, 3.000%, 12/1/2029	365,141
450,000	Series C, 3.400%, 12/1/2034	443,995
585,000	Series D, 3.000%, 12/1/2025	585,054
380,000	Berkeley County, West Virginia, Public Service District Water Revenue Bonds, Series A, 4.500%, 12/1/2033	385,074
	Berkeley County, West Virginia, Public
	Service Sewer District Revenue Bonds:
275,000	5.000%, 6/1/2027	295,340
950,000	5.000%, 6/1/2028	1,015,786
655,000	5.000%, 6/1/2029	699,040
620,000	Series A, 5.300%, 3/1/2029	621,342
285,000	Series C, 3.500%, 10/1/2025	285,092
950,000	Brooke County Building Commission, 3.000%, 12/1/2036	852,222
965,000	Brooke County, West Virginia, Board of Education General Obligation Unlimited Bonds, 3.000%, 6/1/2027	958,164
2,000,000	Cabell County Board of Education, 2.000%, 6/1/2033	1,724,551
265,000	City of Buckhannon, West Virginia, Commercial Development Revenue Bonds, Series A, 3.700%, 12/1/2028	246,397
595,000	City of Buckhannon, West Virginia, Waterworks Revenue Bonds, Series A, 4.000%, 3/1/2029	594,981
Shares/Principal Amount		Value
	City of Charles Town WV Waterworks & Sewerage System Revenue:
$400,000	2.250%, 6/1/2035	$324,171
315,000	3.000%, 6/1/2041	255,479
	City of Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
620,000	Series A, 4.000%, 3/1/2029	646,461
310,000	Series B, 4.000%, 6/1/2031	320,237
	City of Charleston, West Virginia, Sewage System Revenue Bonds:
310,000	4.000%, 7/1/2031	323,232
275,000	4.000%, 7/1/2032	286,027
300,000	City of Clarksburg WV Water Revenue, 2.000%, 6/1/2034	241,892
	City of Huntington, West Virginia, Sewerage System Revenue Bonds:
300,000	3.000%, 11/1/2026	298,971
300,000	3.000%, 11/1/2028	296,743
490,000	City of Martinsburg, West Virginia,
	Combined Waterworks & Sewerage System Revenue Bonds, Series A, 3.500%, 9/1/2027	490,089
	City of Saint Albans, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
220,000	Series A, 4.250%, 6/1/2026	220,057
600,000	Series B, 4.000%, 12/1/2027	600,004
	City of Wheeling WV Waterworks & Sewerage System Revenue:
500,000	4.000%, 6/1/2035	522,351
500,000	4.000%, 6/1/2036	510,770
	Claywood Park Public Service District WV Water Revenue:
950,000	3.000%, 11/1/2036	840,450
680,000	3.000%, 11/1/2041	551,601
	Claywood Park Public Service District, West Virginia, Water Revenue Bonds:
110,000	Series C, 3.200%, 11/1/2029	109,913
225,000	Series C, 3.400%, 11/1/2031	224,993
380,000	Corporation of Shepherdstown, West Virginia, Water Revenue Bonds, 3.300%, 3/1/2032 Fayette County Board of Education:	364,690
545,000	2.250%, 10/1/2030	484,136
500,000	2.000%, 10/1/2031	425,414

Annual Report | December 31, 2022	41

Portfolio of Investments
WesMark West Virginia Municipal Bond Fund	December 31, 2022

Shares/Principal Amount		Value
$640,000	2.250%, 10/1/2032	$547,122
565,000	2.500%, 10/1/2033	491,788
750,000	Greenbrier County Public Service, Series A, 5.000%, 10/1/2037	811,146
355,000	Hampshire County, West Virginia, Building Commission Revenue Bonds: Series A, 3.000%, 1/1/2029	331,101
380,000	Series A, 3.000%, 1/1/2031	347,142
1,660,000	Series A, 4.250%, 1/1/2035	1,660,376
2,265,000	Hancock, WV, 3.250%, 5/1/2036(1)(2)	2,145,209
1,000,000	Harrison County Building Commission, 3.500%, 10/1/2035	875,234
3,000,000	Jefferson County Board of Education, 2.000%, 6/1/2036	2,418,754
1,910,000	Mason County Public Service District Water Revenue, 3.000%, 12/1/2036	1,725,463
2,320,000	Monongalia County Building Commission, 2.000%, 2/1/2034	1,925,320
500,000	Morgantown Utility Board, Inc.: 3.250%, 12/1/2032	493,160
500,000	4.000%, 12/1/2034	524,387
1,500,000	3.000%, 12/1/2040	1,247,375
1,430,000	Morgantown, West Virginia, Combined Utility System Revenue Bonds, Series A, 3.500%, 12/1/2035	1,399,845
200,000	Morgantown, West Virginia, Combined Utility System Revenue Bonds, Series A, 3.750%, 10/1/2032	199,384
1,000,000	Morgantown, West Virginia, Utility Board Revenue Bonds: Series A, 3.000%, 12/1/2028	1,005,257
1,000,000	Series A, 4.000%, 12/1/2029	1,049,542
1,210,000	Series A, 4.000%, 12/1/2030	1,270,493
1,000,000	Series A, 4.000%, 12/1/2031	1,045,782
1,030,000	Moundsville Building Commission, 4.000%, 8/1/2037	991,359
3,000,000	Ohio County Board of Education: 3.000%, 6/1/2033	2,881,262
635,000	3.000%, 6/1/2034	603,462
500,000	Putnam County Building Commission, 4.000%, 5/1/2037	487,119
	Putnam Public Service District:
1,000,000	4.000%, 12/1/2039	922,183
1,150,000	3.000%, 11/1/2040	956,599
1,000,000	3.000%, 4/1/2041	838,134
Shares/Principal Amount		Value
$1,000,000	3.000%, 6/1/2041	$832,867
1,000,000	3.625%, 12/1/2045	822,397
1,000,000	Raleigh County Public Service District, 3.000%, 6/1/2037	879,934
960,000	Salem, West Virginia Sewer Revenue Bonds, Series A, 4.000%, 12/1/2032	960,447
	State of West Virginia:
500,000	5.000%, 6/1/2033	554,853
500,000	5.000%, 6/1/2035	543,480
1,000,000	5.000%, 12/1/2040	1,060,864
795,000	Wayne County, West Virginia, Board of Education General Obligation Unlimited Bonds, 3.000%, 6/1/2026	796,292
500,000	West Virginia Commissioner Of Highways Special Obligation Surface Transportation Improvements Bonds, Series A, 5.000%, 9/1/2029	546,311
670,000	West Virginia Economic Development Authority Lease Revenue Bonds (Clarksburg Office Building), 3.500%, 6/1/2030	673,544
755,000	West Virginia Economic Development Authority Lease Revenue Bonds (Department of Environmental Protection), Series B, 3.500%, 11/1/2026	755,246
1,650,000	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot), Series A, 4.750%, 8/1/2029	1,652,154
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building):
1,525,000	Series A, 5.000%, 6/1/2025	1,545,449
315,000	Series A, 3.375%, 6/1/2029	316,915
390,000	Series B, 3.500%, 10/1/2024	390,088
415,000	Series B, 3.625%, 10/1/2025	415,134
435,000	Series B, 3.750%, 10/1/2026	435,220
310,000	Series C, 3.500%, 6/1/2030	311,640
515,000	Series D, 5.000%, 6/1/2025	538,958
600,000	Series D, 3.250%, 6/1/2028	604,236
330,000	Series D, 3.375%, 6/1/2029	332,006
355,000	Series D, 3.500%, 6/1/2030	356,878

42	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2022	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$1,000,000	West Virginia Economic Development Authority Lottery Revenue Bonds, Series A, 5.000%, 7/1/2032	$1,091,896
100,000	West Virginia Higher Education Policy Commission, 4.000%, 4/1/2034	100,063
	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities):
1,730,000	5.000%, 7/1/2034	1,886,592
385,000	Series B, 3.500%, 4/1/2026	385,460
400,000	Series B, 3.600%, 4/1/2027	400,459
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCs Improvement), Series D, 4.000%, 6/1/2029	1,020,126
585,000	West Virginia Hospital Finance Authority Revenue Bonds (West Virginia University Health System), Series A, 3.375%, 6/1/2029	579,763
	West Virginia Housing Development Fund:
1,100,000	3.450%, 11/1/2030	1,091,136
500,000	2.000%, 11/1/2032	436,531
1,500,000	3.700%, 11/1/2032	1,523,867
375,000	3.800%, 5/1/2034	371,925
500,000	3.375%, 11/1/2034	482,284
370,000	3.850%, 11/1/2034	366,574
800,000	2.050%, 11/1/2035	658,187
575,000	3.800%, 11/1/2037	546,039
	West Virginia School Building Authority Excess Lottery Revenue Bonds:
500,000	Series A, 3.000%, 7/1/2025	500,050
700,000	Series A, 3.125%, 7/1/2026	700,123
	West Virginia School Building Authority Lottery Revenue Capital Improvement Bonds:
515,000	Series A, 5.000%, 7/1/2026	520,509
535,000	Series A, 5.000%, 7/1/2027	540,671
300,000	West Virginia State Bonds, Series A, 3.250%, 6/1/2033	295,280
500,000	West Virginia State Economic Development Authority Lottery Revenue Bonds, 3.000%, 6/15/2031	488,023
Shares/Principal Amount		Value
$500,000	West Virginia State Hospital Finance Authority Refunding West Virginia United Health System, Series A, 4.000%, 6/1/2034	$498,647
500,000	West Virginia State Housing Development Fund Revenue Bonds, Series A, Series A, 3.450%, 11/1/2033	484,931
905,000	West Virginia State University Revenues Revenue Bonds, Series A, 5.250%, 4/1/2028	968,665
1,000,000	West Virginia University, 4.000%, 10/1/2037	1,015,974
500,000	West Virginia Water Development Authority, 4.000%, 10/1/2041	487,450
500,000	West Virginia Water Development Authority Infrastructure Revenue Bonds, Series A, 5.000%, 10/1/2032	532,847
2,605,000	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program), Series A, 5.000%, 10/1/2029	2,793,275
250,000	West Virginia Water Development Authority Revenue Bonds (Loan Program I), Series B-I, 4.000%, 11/1/2024	250,211
1,395,000	West Virginia Water Development Authority Revenue Bonds (Loan Program), Series B-I, 4.000%, 11/1/2025	1,396,228
	West Virginia Water Development Authority Revenue Bonds (Loan Program II):
550,000	Series A-II, 5.000%, 11/1/2025	583,515
650,000	Series A-II, 5.000%, 11/1/2026	703,098
800,000	Series A-II, 3.000%, 11/1/2027	795,704
300,000	Series A-II, 3.125%, 11/1/2028	300,209
725,000	Series B-II, 4.000%, 11/1/2025	725,638
250,000	West Virginia Water Development Authority Revenue Bonds (Loan Program IV), Series A-IV, 5.000%, 11/1/2033	275,940
500,000	West Virginia, State Parkways Authority Senior Turnpike Toll Revenue Bonds, 5.000%, 6/1/2033	550,108

Annual Report | December 31, 2022	43

Portfolio of Investments
WesMark West Virginia Municipal Bond Fund	December 31, 2022

Shares/Principal Amount		Value
$1,000,000	Wood County, West Virginia, Board of Education Public School General Obligation Unlimited Bonds, 3.000%, 6/1/2029	$1,001,617
860,000	Wood County, West Virginia, Building Commission Lease Revenue Bonds, 4.000%, 1/1/2032	780,846
		92,537,607
TOTAL NON-TAXABLE MUNICIPAL BONDS
(Cost $101,078,672)		95,150,336

TOTAL INVESTMENTS-99.5%
(Cost $101,078,672)		95,150,336
OTHER ASSETS AND LIABILITIES-NET(3)-0.5%		446,919
NET ASSETS-100.0%		$95,597,255
(1)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date.
(2)	Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, these securities amounted to a value of $2,145,209 or 2.24% of net assets. These Securities have been determined to be liquid pursuant to procedures adopted by the board.
(3)	Assets, other than investments in securities, less liabilities.

Note - The categories of investments are shown as a percentage of net assets as of December 31, 2022.

See Notes to Financial Statements which are an integral part of the Financial Statements.

44	www.wesmarkfunds.com

Portfolio of Investments Summary Table
December 31, 2022 (Unaudited)	WesMark Tactical Opportunity Fund

As of December 31, 2022, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
EXCHANGE TRADED FUNDS (ETF)	96.0%
SHORT TERM INVESTMENTS(2)	4.1%
OTHER ASSETS AND LIABILITIES - NET(3)	-0.1%
TOTAL NET ASSETS	100.0%

As of December 31, 2022, the Fund's Category composition(4) was as follows:

Category Composition	Percentage of Total Net Assets
Broad Domestic Fixed Income	41.8%
U.S. Sector Focused Equity	19.2%
U.S. Value Company Focused Equity	10.6%
Commodities	9.9%
Broad Domestic Equity	6.2%
U.S. Small and Mid Cap Equity	5.0%
International (ex. U.S.) Equity	3.3%
ETF Portfolio Sub-Total	96.0%
Short Term Investments(2)	4.1%
Other Assets and Liabilities - Net(3)	-0.1%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a category classification by the Fund's advisor.

Annual Report | December 31, 2022	45

Portfolio of Investments
WesMark Tactical Opportunity Fund	December 31, 2022

Shares/Principal Amount		Value
EXCHANGE TRADED FUNDS-96.0%
BROAD DOMESTIC EQUITY-6.2%
6,686	SPDR S&P 500® ETF Trust	$2,556,927
TOTAL BROAD DOMESTIC EQUITY		2,556,927
BROAD DOMESTIC FIXED INCOME-41.8%
46,988	iShares® 1-3 Year Treasury Bond ETF	3,814,016
46,931	iShares® iBoxx $ Investment Grade	4,947,935
	Corporate Bond ETF
7,729	iShares® TIPS Bond ETF	822,675
60,792	iShares® Trust iShares® 1-5 Year	3,028,658
	Investment Grade Corporate Bond ETF
47,093	iShares® Core U.S. Aggregate Bond ETF	4,567,550
TOTAL BROAD DOMESTIC FIXED INCOME		17,180,834
COMMODITIES-9.9%
128,435	Invesco Optimum Yield Diversified	1,898,269
	Commodity Strategy No K-1 ETF
12,891	SPDR® Gold Shares(1)	2,186,829
TOTAL COMMODITIES		4,085,098
INTERNATIONAL (EX. U.S.) EQUITY-3.3%
29,568	iShares® MSCI EAFE Value ETF	1,356,580
TOTAL INTERNATIONAL (EX. U.S.) EQUITY		1,356,580
U.S. SECTOR FOCUSED EQUITY-19.2%
19,462	Consumer Staples Select Sector SPDR®	1,450,892
	Fund
16,025	Health Care Select Sector SPDR® Fund	2,176,996
14,415	Industrial Select Sector SPDR® Fund	1,415,697
21,003	Utilities Select Sector SPDR® Fund	1,480,712
16,780	Vanguard® REIT ETF	1,384,014
TOTAL U.S. SECTOR FOCUSED EQUITY		7,908,311
U.S. SMALL AND MID CAP EQUITY-5.0%
11,791	iShares® Russell 2000® ETF	2,055,879
TOTAL U.S. SMALL AND MID CAP EQUITY		2,055,879
Shares/Principal Amount	Value
U.S. VALUE COMPANY FOCUSED EQUITY-10.6%
42,158	Vanguard® Mega Cap Value ETF	$4,335,950
TOTAL U.S. VALUE COMPANY FOCUSED EQUITY	4,335,950
TOTAL EXCHANGE TRADED FUNDS
(Cost $37,843,863)	39,479,579
SHORT TERM INVESTMENTS-4.1%
Mutual Funds-4.1%
1,682,191	Federated Hermes Government Obligations Fund, Premier Class, 7-Day Yield 4.147% (at net asset value)	1,682,191
TOTAL SHORT TERM INVESTMENTS
(Cost $1,682,191)	1,682,191
TOTAL INVESTMENTS-100.1%
(Cost $39,526,054)	41,161,770
OTHER ASSETS AND LIABILITIES-NET(2)-(0.1)%	(29,578)
NET ASSETS- 100.0%	$41,132,192

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note - The categories of investments are shown as a percentage of net assets as of December 31, 2022.

Investment Abbreviations:

SPDR - Standard and Poor's Depository Receipt

See Notes to Financial Statements which are an integral part of the Financial Statements.

46	www.wesmarkfunds.com

Statements of Assets and Liabilities
December 31, 2022

	WesMark Small Company Fund	WesMark Large Company Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
ASSETS:

Investments in securities, at value (cost - see below)	$96,732,704	$291,147,313	$99,240,979	$187,140,971	$95,150,336	$41,161,770
Cash	28,622	256,413	1,444	—	—	—

RECEIVABLE FOR:
Dividends and interest	89,597	183,840	335,240	917,147	692,609	18,209
Investments sold	—	—	—	55,714	—	—
Fund shares sold	7,039	49,846	5,358	52,163	76,342	1,200
Prepaid expenses	8,369	24,118	9,371	16,880	10,112	8,730
Total Assets	96,866,331	291,661,530	99,592,392	188,182,875	95,929,399	41,189,909

LIABILITIES:

PAYABLE FOR:
Due to Custodian	—	—	—	—	29,775	—
Investments purchased	1,804,432	2,630,022	—	—	—	—
Fund shares redeemed	54,384	262,840	25,366	117,688	—	1,128
Income distribution payable	—	—	—	413,442	195,253	—
Investment advisory fees	87	200	27	12	—	13
Fund Accounting and Administration fees	21,757	31,490	36,746	72,861	61,496	15,102
Audit, Tax, and Legal expenses	24,984	25,956	24,984	24,984	15,667	24,984
Shareholder services fee (Note 5)	20,623	63,050	21,772	40,892	20,529	8,841
Transfer agency expenses	7,720	14,531	9,771	8,556	5,858	4,372
Registration expenses	2,740	1,045	—	—	—	—
Printing and Postage expenses	3,267	3,348	3,299	3,162	3,354	3,065
Chief compliance officer fees	212	212	212	212	212	212
Total Liabilities	1,940,206	3,032,694	122,177	681,809	332,144	57,717
Net Assets	$94,926,125	$288,628,836	$99,470,215	$187,501,066	$95,597,255	$41,132,192

NET ASSETS CONSIST OF:

Paid-in capital	$67,012,988	$134,741,712	$72,128,058	$234,458,779	$101,525,591	$41,210,871
Total distributable earnings	27,913,137	153,887,124	27,342,157	(46,957,713)	(5,928,336)	(78,679)
Net Assets	$94,926,125	$288,628,836	$99,470,215	$187,501,066	$95,597,255	$41,132,192

Shares Outstanding, No Par Value, Unlimited Shares Authorized	8,103,243	15,099,576	7,576,264	23,457,683	9,885,279	3,965,044
Net asset value, offering price & redemption price per share	$11.71	$19.12	$13.13	$7.99	$9.67	$10.37
Investments, at identified cost	$68,819,567	$137,085,460	$72,534,296	$217,164,151	$101,078,672	$39,526,054

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2022	47

Statements of Operations
For the Year Ended December 31, 2022

	WesMark Small Company Fund	WesMark Company Fund	WesMark Large Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes*	$1,097,542	$4,560,662	$1,960,555	$—	$—	$1,154,802
Interest	155,134	249,928	854,547	5,351,110	2,975,939	31,707
Total Investment Income	1,252,676	4,810,590	2,815,102	5,351,110	2,975,939	1,186,509
EXPENSES:
Investment adviser fee (Note 5)	786,896	2,463,310	811,932	1,274,118	607,360	327,554
Fund Accounting and Administration fees (Note 5)	108,947	210,519	117,353	175,248	123,703	78,364
Custodian fees (Note 5)	19,012	41,331	18,050	29,367	16,586	11,611
Transfer agency expenses (Note 5)	29,928	49,882	36,366	31,737	23,590	19,267
Trustees' fees and expenses (Note 8)	26,565	49,060	26,795	37,311	26,189	20,451
Audit and tax expenses	24,778	25,750	24,778	24,778	24,778	24,778
Chief compliance officer fees	212	212	212	212	212	212
Legal expenses	10,636	10,636	10,636	10,636	17,236	10,636
Shareholder services fee (Note 5)	262,464	816,073	268,482	526,148	251,630	109,018
Registration expenses	12,510	10,888	12,397	12,923	5,640	12,347
Printing and Postage expenses	4,605	4,860	4,691	4,398	4,802	4,138
Insurance premiums	6,241	19,693	5,918	11,515	5,437	2,460
Miscellaneous fees	4,906	15,227	4,527	9,066	4,326	1,874
Net Expenses	1,297,700	3,717,441	1,342,137	2,147,457	1,111,489	622,710
Net Investment Income (Loss)	(45,024)	1,093,149	1,472,965	3,203,653	1,864,450	563,799
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	1,351,070	24,686,652	945,320	(13,548,640)	9,879	(1,812,308)
Net realized gain on written options	—	367,790	2,889	—	—	29,766
Net change in unrealized appreciation (depreciation) of investments	(25,939,505)	(111,212,475)	(10,951,819)	(30,213,726)	(10,726,622)	(4,791,263)
Net realized and unrealized loss on investments	(24,588,435)	(86,158,033)	(10,003,610)	(43,762,366)	(10,716,743)	(6,573,805)
Net Decrease in Net Assets Resulting from Operations	$(24,633,459)	$(85,064,884)	$(8,530,645)	$(40,558,713)	$(8,852,293)	$(6,010,006)
*Foreign tax withholding	$—	$40,223	$11,135	$—	$—	$—

See Notes to Financial Statements which are an integral part of the Financial Statements.

48	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark Small Company Fund		WesMark Large Company Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income (loss)	$(45,024)	$(606,163)	$1,093,149	$(357,600)
Net realized gain	1,351,070	24,128,527	25,054,442	25,801,596
Net change in unrealized appreciation (depreciation)	(25,939,505)	1,723,734	(111,212,475)	64,883,254
Net increase (decrease) in net assets resulting from operations	(24,633,459)	25,246,098	(85,064,884)	90,327,250

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(5,747,960)	(27,541,484)	(34,280,806)	(29,514,204)
From tax return of capital	—	—	(206,360)	—
Decrease in net assets from distributions to shareholders	(5,747,960)	(27,541,484)	(34,487,166)	(29,514,204)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	14,506,618	15,299,257	26,967,402	18,372,976
Shares issued in reinvestment of distributions	1,264,805	6,408,336	9,666,123	8,481,757
Cost of shares redeemed	(10,200,963)	(15,779,816)	(31,225,912)	(48,980,226)
Net increase (decrease) resulting from beneficial interest transactions	5,570,460	5,927,777	5,407,613	(22,125,493)
Net Increase (Decrease) in Net Assets	(24,810,959)	3,632,391	(114,144,437)	38,687,553

NET ASSETS:
Beginning of Year	119,737,084	116,104,693	402,773,273	364,085,720
End of Year	$94,926,125	$119,737,084	$288,628,836	$402,773,273

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2022	49

Statements of Changes in Net Assets

	WesMark Balanced Fund		WesMark Government Bond Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,472,965	$1,228,820	$3,203,653	$1,723,391
Net realized gain (loss)	948,209	7,623,128	(13,548,640)	931,138
Net change in unrealized appreciation (depreciation)	(10,951,819)	8,441,681	(30,213,726)	(5,980,545)
Net increase (decrease) in net assets resulting from operations	(8,530,645)	17,293,629	(40,558,713)	(3,326,016)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(3,806,929)	(7,186,523)	(3,641,903)	(3,221,768)
Decrease in net assets from distributions to shareholders	(3,806,929)	(7,186,523)	(3,641,903)	(3,221,768)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	6,615,483	14,566,594	20,202,558	40,640,060
Shares issued in reinvestment of distributions	663,944	1,167,831	295,564	323,238
Cost of shares redeemed	(17,324,069)	(18,755,578)	(31,529,222)	(24,247,563)
Net increase (decrease) resulting from beneficial interest transactions	(10,044,642)	(3,021,153)	(11,031,100)	16,715,735
Net Increase (Decrease) in Net Assets	(22,382,216)	7,085,953	(55,231,716)	10,167,951

NET ASSETS:
Beginning of Year	121,852,431	114,766,478	242,732,782	232,564,831
End of Year	$99,470,215	$121,852,431	$187,501,066	$242,732,782

See Notes to Financial Statements which are an integral part of the Financial Statements.

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Statements of Changes in Net Assets

	WesMark West Virginia Municipal Bond Fund		WesMark Tactical Opportunity Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,855,445	$1,886,732	$573,986	$707,389
Net realized gain (loss)	18,884	244,197	(1,782,542)	4,970,050
Long-term capital gain distributions from other investment companies	—	—	—	29,022
Net change in unrealized appreciation (depreciation)	(10,726,622)	(1,582,104)	(4,801,450)	537,577
Net increase (decrease) in net assets resulting from operations	(8,852,293)	548,825	(6,010,006)	6,244,038

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(1,873,967)	(2,137,480)	(1,148,896)	(5,429,673)
Decrease in net assets from distributions to shareholders	(1,873,967)	(2,137,480)	(1,148,896)	(5,429,673)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	4,643,330	10,140,985	4,455,499	6,127,251
Shares issued in reinvestment of distributions	254,666	285,768	15,188	86,696
Cost of shares redeemed	(13,272,479)	(13,594,596)	(4,158,682)	(4,811,104)
Net increase (decrease) resulting from beneficial interest transactions	(8,374,483)	(3,167,843)	312,005	1,402,843
Net Increase (Decrease) in Net Assets	(19,100,743)	(4,756,498)	(6,846,897)	2,217,208

NET ASSETS:
Beginning of Year	114,697,998	119,454,496	47,979,089	45,761,881
End of Year	$95,597,255	$114,697,998	$41,132,192	$47,979,089

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2022	51

Financial Highlights
WesMark Small Company Fund

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$15.66		$16.12	$12.79	$10.63	$13.90
Income (Loss) from
Investment Operations:
Net Investment Income (Loss)	(0.00	)(1)	(0.07)	(1.36)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	(3.22)		3.64	6.01	2.21	(1.89)
Total from Investment Operations	(3.22)		3.57	4.65	2.16	(1.94)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Realized Gain on Investments	(0.73)		(4.03)	(1.32)	—	(1.33)
Total Distributions	(0.73)		(4.03)	(1.32)	—	(1.33)
Net Asset Value, End of Year	$11.71		$15.66	$16.12	$12.79	$10.63

Total Return	(20.56)%		23.23%	36.61%	20.32%	(13.72)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.24%		1.23%	1.27%	1.26%	1.25%
Net Investment Loss	(0.04)%		(0.47)%	(0.37)%	(0.46)%	(0.43)%
Net Assets Value End of Year (000 omitted)	$94,926		$119,737	$116,105	$96,185	$81,439
Portfolio Turnover Rate	52%		42%	52%	50%	88%

(1)	Less than $0.005 per share.

See Notes to Financial Statements which are an integral part of the Financial Statements.

52	www.wesmarkfunds.com

Financial Highlights
WesMark Large Company Fund

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$27.41	$23.41		$19.95	$16.80	$20.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.09	(0.02)		(1.66)	0.04	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(5.93)	6.08		6.89	4.40	(1.32)
Total from Investment Operations	(5.84)	6.06		5.23	4.44	(1.28)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.09)	(0.00	)(1)	(0.02)	(0.04)	(0.04)
From Net Realized Gain on Investments	(2.35)	(2.06)		(1.75)	(1.25)	(1.88)
From Tax Return of Capital	(0.01)	—		—	—	—
Total Distributions	(2.45)	(2.06)		(1.77)	(1.29)	(1.92)
Net Asset Value, End of Year	$19.12	$27.41		$23.41	$19.95	$16.80

Total Return	(21.42)%	26.06%		26.31%	26.53%	(6.19)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.13%	1.12%		1.14%	1.14%	1.13%
Net Investment Income/(Loss)	0.33%	(0.09)%		0.07%	0.23%	0.19%
Net Assets Value End of Year (000 omitted)	$288,629	$402,773		$364,086	$331,238	$287,441
Portfolio Turnover Rate	34%	14%		27%	55%	37%

(1)	Less than $0.005 per share.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2022	53

Financial Highlights
WesMark Balanced Fund

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$14.68	$13.45	$13.31	$11.77	$13.05
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.19	0.16	(0.08)	0.23	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(1.24)	1.96	0.72	2.14	(0.82)
Total from Investment Operations	(1.05)	2.12	0.64	2.37	(0.59)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.22)	(0.17)	(0.22)	(0.23)	(0.23)
From Net Realized Gain on Investments	(0.28)	(0.72)	(0.28)	(0.60)	(0.46)
Total Distributions	(0.50)	(0.89)	(0.50)	(0.83)	(0.69)
Net Asset Value, End of Year	$13.13	$14.68	$13.45	$13.31	$11.77

Total Return	(7.19)%	15.85%	5.05%	20.30%	(4.58)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.24%	1.25%	1.27%	1.25%	1.24%
Net Investment Income	1.36%	1.03%	1.66%	1.74%	1.69%
Net Assets Value End of Year (000 omitted)	$99,470	$121,852	$114,766	$112,171	$101,893
Portfolio Turnover Rate	18%	23%	29%	31%	35%

See Notes to Financial Statements which are an integral part of the Financial Statements.

54	www.wesmarkfunds.com

Financial Highlights
WesMark Government Bond Fund

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$9.81	$10.08	$9.93	$9.68	$9.77
Income (Loss) from Investment Operations:
Net Investment Income	0.13	0.07	0.11	0.19	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(1.80)	(0.21)	0.23	0.27	(0.06)
Total from Investment Operations	(1.67)	(0.14)	0.34	0.46	0.11

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.15)	(0.13)	(0.19)	(0.21)	(0.20)
Total Distributions	(0.15)	(0.13)	(0.19)	(0.21)	(0.20)
Net Asset Value, End of Year	$7.99	$9.81	$10.08	$9.93	$9.68

Total Return	(17.11)%	(1.35)%	3.46%	4.75%	1.15%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.01%	1.02%	1.03%	1.01%	1.01%
Net Investment Income	1.51%	0.72%	1.09%	1.72%	1.81%
Net Assets Value End of Year (000 omitted)	$187,501	$242,733	$232,565	$231,959	$230,250
Portfolio Turnover Rate	56%	40%	51%	37%	17%

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2022	55

Financial Highlights
WesMark West Virginia Municipal Bond Fund

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$10.69		$10.84	$10.67		$10.38		$10.54
Income (Loss) from Investment Operations:
Net Investment Income	0.18		0.17	0.18		0.20		0.21
Net Realized and Unrealized Gain (Loss) on Investments	(1.02)		(0.13)	0.18		0.30		(0.16)
Total from Investment Operations	(0.84)		0.04	0.36		0.50		0.05

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.18)		(0.17)	(0.19)		(0.21)		(0.21)
From Net Realized Gain on Investments	(0.00	)(1)	(0.02)	(0.00	)(1)	(0.00	)(1)	—
Total Distributions	(0.18)		(0.19)	(0.19)		(0.21)		(0.21)
Net Asset Value, End of Year	$9.67		$10.69	$10.84		$10.67		$10.38

Total Return	(7.84)%		0.43%	3.48%		4.83%		0.47%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.10%		1.11%	1.10%		1.08%		1.09%
Net Investment Income	1.84%		1.61%	1.81%		1.94%		2.00%
Net Assets Value End of Year (000 omitted)	$95,597		$114,698	$119,454		$117,868		$114,345
Portfolio Turnover Rate	9%		15%	10%		9%		10%

(1)	Less than $0.005 per share.

See Notes to Financial Statements which are an integral part of the Financial Statements.

56	www.wesmarkfunds.com

Financial Highlights
WesMark Tactical Opportunity Fund

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$12.16	$11.95	$11.25	$10.01	$10.62
Income (Loss) from Investment Operations:
Net Investment Income	0.14	0.19	0.04	0.10	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(1.64)	1.45	0.91	1.56	(0.60)
Total from Investment Operations	(1.50)	1.64	0.95	1.66	(0.55)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.22)	(0.13)	(0.04)	(0.11)	(0.04)
From Net Realized Gain on Investments	(0.07)	(1.30)	(0.21)	(0.31)	(0.02)
Total Distributions	(0.29)	(1.43)	(0.25)	(0.42)	(0.06)
Net Asset Value, End of Year	$10.37	$12.16	$11.95	$11.25	$10.01

Total Return	(12.38)%	13.94%	8.48%	16.61%	(5.20)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses(1)	1.43%	1.44%	1.50%	1.46%	1.56%
Net Investment Income(1)(2)	1.29%	1.45%	0.36%	0.91%	0.55%
Net Assets Value End of Year (000 omitted)	$41,132	$47,979	$45,762	$41,452	$35,734
Portfolio Turnover Rate	85%	78%	169%	152%	145%

(1)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying investment companies in which the Fund invests.
(2)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2022	57

Notes to Financial Statements
December 31, 2022

1. ORGANIZATION

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios (individually referred to as the “Fund”, or collectively as the “Funds”), which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Fund (“Small Company Fund”)	Diversified	To achieve capital appreciation
WesMark Large Company Fund (“Large Company Fund”)	Diversified	To achieve capital appreciation
WesMark Balanced Fund (“Balanced Fund”)	Diversified	To achieve capital appreciation and income
WesMark Government Bond Fund (“Government Bond Fund”)	Diversified	To achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	Non-diversified	To achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia
WesMark Tactical Opportunity Fund (“Tactical Opportunity Fund”)	Diversified	To achieve capital appreciation

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The accompanying financial statements were prepared in accordance with GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codifications Topic 946 Financial Services - Investment Companies.

Investment Valuation – In calculating their net asset value (NAV), the Funds generally value investments as follows:

››	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
››	Fixed-income securities acquired with remaining maturities greater than 60 days are valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
››	Fixed-income securities acquired with remaining maturities of 60 days or less may be valued using price evaluations provided by a pricing service approved by the Trustees. They may also be valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates value.
››	Options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.
››	Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

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Notes to Financial Statements
December 31, 2022

Fair Valuation and Significant Events Procedures – The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mean evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

››	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
››	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and
››	Corporate announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation approach used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation approach. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.
Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Annual Report | December 31, 2022	59

Notes to Financial Statements
December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing the Funds’ investments carried at fair value:

Small Company Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$90,070,482	$—	$—	$90,070,482
Exchange Traded Funds	1,768,135	—	—	1,768,135
Short Term Investments	4,894,087	—	—	4,894,087
Total	$96,732,704	$—	$—	$96,732,704

Large Company Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$277,357,101	$—	$—	$277,357,101
Short Term Investments	13,790,212	—	—	13,790,212
Total	$291,147,313	$—	$—	$291,147,313

Balanced Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$61,975,973	$—	$—	$61,975,973
Exchange Traded Funds	303,251	—	—	303,251
Corporate Bonds	—	22,655,113	—	22,655,113
U.S. Government Agency - Collateralized Mortgage Obligations	—	643,972	—	643,972
Commercial Mortgage-Backed Securities	—	1,418,962	—	1,418,962
U.S. Government Agency - Mortgage- Backed Securities	—	3,654,809	—	3,654,809
U.S. Government Agency Securities	—	5,566,799	—	5,566,799
Taxable Municipal Bonds	—	2,456,347	—	2,456,347
Short Term Investments	565,753	—	—	565,753
Total	$62,844,977	$36,396,002	$—	$99,240,979

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Notes to Financial Statements
December 31, 2022

Government Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$—	$7,829,441	$—	$7,829,441
U.S. Government Agency - Collateralized Mortgage Obligations	—	88,398,979	—	88,398,979
U.S. Government Agency - Mortgage- Backed Securities	—	35,597,190	—	35,597,190
U.S. Government Agency Securities	—	9,733,213	—	9,733,213
Taxable Municipal Bonds	—	32,044,346	—	32,044,346
Short Term Investments	13,537,802	—	—	13,537,802
Total	$13,537,802	$173,603,169	$—	$187,140,971

West Virginia Municipal Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Non-Taxable Municipal Bonds	$—	$95,150,336	$—	$95,150,336
Total	$—	$95,150,336	$—	$95,150,336

Tactical Opportunity Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$39,479,579	$—	$—	$39,479,579
Short Term Investments	1,682,191	—	—	1,682,191
Total	$41,161,770	$—	$—	$41,161,770

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2022. Thus, a reconciliation of assets in which unobservable inputs (Level 3) were used is not applicable for the Funds.

*	For detailed descriptions of sector and/or geography classifications, see the accompanying Portfolios of Investments.

Investment Income, Expenses and Distributions – Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Trust level expenses are allocated to each Fund based on net assets, equally across all Funds, or to a specific Fund, whichever is deemed most appropriate for a particular expense. Each Fund pays its own expenses.

Distributions of net investment income, if any, for the Small Company Fund, Large Company Fund, and Tactical Opportunity Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Distributions of capital gains, if any, for Small Company Fund, Large Company Fund, Balanced Fund, Government Bond Fund, West Virginia Municipal Bond Fund, and Tactical Opportunity Fund are declared and paid annually.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted over the estimated lives of such securities for financial statement purposes using the effective interest method. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Annual Report | December 31, 2022	61

Notes to Financial Statements
December 31, 2022

Federal Taxes – It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, (the “Code”) and to distribute to shareholders each year substantially all of its income. As of and during the year ended December 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have not incorporated uncertain tax positions that require a provision for income taxes and federal and state taxing authorities.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income is earned.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Derivative Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price; 4) possible adverse tax consequences; and 5) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities.

Writing Covered Call Options and Purchasing Put Options

The Funds will not write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable forms without further payment or after segregating cash in the amount of any further payment.

The Funds will not purchase put options on securities unless the securities are held in the Fund’s portfolio.

Option contracts (options) - are rights to buy or sell a security for a specified price within a specified period. The seller of the option receives a payment, or premium, from the buyer, which the seller keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the over the counter (OTC) market and may be bought or sold on a wide variety of securities. There were no options held as of December 31, 2022.

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Notes to Financial Statements
December 31, 2022

A Fund may buy and/or sell the following types of options:

Call Options – A call option gives the holder (buyer) the right to buy the underlying security from the seller (writer) of the option. A Fund may use call options in the following ways:

››	Buy call options on a security in anticipation of an increase in the value of the security; or
››	Sell call options on a security to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying security. If a Fund writes a call option on a security that it owns and that call option is exercised, a Fund must deliver the security to the buyer and foregoes any possible profit from an increase in the market price of the security over the exercise price plus the premium received.

Put Options – A put option gives the holder the right to sell the security to the writer of the option. A Fund may use put options in the following ways:

››	Buy put options on a security in anticipation of a decrease in the value of the security; or
››	Write put options on a security to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the security. In writing puts, there is a risk that a Fund may be required to take delivery of the security when its current market price is lower than the exercise price.

A Fund may also buy or write options, as needed, to close out existing option positions. Finally, a Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the security).

Annual Report | December 31, 2022	63

Notes to Financial Statements
December 31, 2022

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Large Company Fund
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$367,790	$—
Total		$367,790	$—
Balanced Fund
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$2,889	$—
Total		$2,889	$—
Tactical Opportunity Fund
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$29,766	$—
Total		$29,766	$—

The Balanced Fund, Large Company Fund and Tactical Opportunity Fund had average monthly written call option notional value of $234,337, $3,015,178 and $779,022, respectively, during the year ended December 31, 2022.

Market Risk – The Funds may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.

The public health crisis caused by the novel coronavirus disease known as COVID-19 has become a pandemic that has resulted in, and may continue to result in, significant global economic and market volatility. COVID-19 has caused, and may continue to cause, societal disruptions such as quarantines, travel restrictions, workforce displacement and loss of resources. There is significant uncertainty surrounding the magnitude, duration, reach, costs and other effects of the COVID-19 pandemic, including actions that have been or could be taken by governmental authorities or other third parties. The impacts, as well as the uncertainty over impacts yet to unfold, of COVID-19 – and any other infectious illness outbreaks, epidemics, pandemics or other public health crises that may arise in the future – could negatively affect economies and markets in ways that cannot be foreseen.

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Notes to Financial Statements
December 31, 2022

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	For the Year Ended December 31:	For the Year Ended December 31:
	2022	2021
Small Company Fund
Shares sold	1,093,038	891,447
Shares issued to shareholders in payment of distributions declared	108,103	426,654
Shares redeemed	(746,313)	(871,546)
Net increase resulting from share transactions	454,828	446,555
Common shares outstanding, end of period	8,103,243	7,648,415

	For the Year Ended December 31:	For the Year Ended December 31:
	2022	2021
Large Company Fund
Shares sold	1,265,300	709,056
Shares issued to shareholders in payment of distributions declared	499,686	315,451
Shares redeemed	(1,360,580)	(1,884,187)
Net increase/(decrease) resulting from share transactions	404,406	(859,680)
Common shares outstanding, end of period	15,099,576	14,695,170

	For the Year Ended December 31:	For the Year Ended December 31:
	2022	2021
Balanced Fund
Shares sold	487,554	1,008,176
Shares issued to shareholders in payment of distributions declared	49,827	80,283
Shares redeemed	(1,261,719)	(1,319,080)
Net decrease resulting from share transactions	(724,338)	(230,621)
Common shares outstanding, end of period	7,576,264	8,300,602

	For the Year Ended December 31:	For the Year Ended December 31:
	2022	2021
Government Bond Fund
Shares sold	2,314,038	4,084,453
Shares issued to shareholders in payment of distributions declared	34,517	32,519
Shares redeemed	(3,644,043)	(2,433,837)
Net increase resulting from share transactions	(1,295,488)	1,683,135
Common shares outstanding, end of period	23,457,683	24,753,171

Annual Report | December 31, 2022	65

Notes to Financial Statements
December 31, 2022

	For the Year Ended December 31:	For the Year Ended December 31:
	2022	2021
West Virginia Municipal Bond Fund
Shares sold	467,846	942,015
Shares issued to shareholders in payment of distributions declared	25,998	26,618
Shares redeemed	(1,336,265)	(1,263,228)
Net decrease resulting from share transactions	(842,421)	(294,595)
Common shares outstanding, end of period	9,885,279	10,727,700

	For the Year Ended December 31:	For the Year Ended December 31:
	2022	2021
Tactical Opportunity Fund
Shares sold	403,019	486,751
Shares issued to shareholders in payment of distributions declared	1,427	7,245
Shares redeemed	(384,362)	(378,269)
Net increase resulting from share transactions	20,084	115,727
Common shares outstanding, end of period	3,965,044	3,944,960

4. FEDERAL TAX INFORMATION AND TAX BASIS

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences were primarily attributable to non-deductible excise taxes paid, net operating losses and taxable overdistribution. For the Funds’ most recent year ended December 31, 2022, permanent differences identified and reclassified among the components of net assets were as follows:

Fund Name	Paid-in Capital	Total Distributable earnings
Small Company Fund	$(276,874)	$276,874
Large Company Fund	$—	$—
Balanced Fund	$—	$—
Government Bond Fund	$—	$—
West Virginia Municipal Bond Fund	$(514)	$514
Tactical Opportunity Fund	$(3,679)	$3,679

For federal income tax purposes, the following amounts apply as of December 31, 2022:

Fund Name	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation (Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Income Tax Purposes (includes cost of derivatives)
Small Company Fund	$30,604,170	$(2,691,033)	$—	$27,913,137	$68,819,567
Large Company Fund	$155,631,025	$(1,722,333)	$1	$153,908,693	$137,238,620
Balanced Fund	$29,771,441	$(3,082,388)	$—	$26,689,053	$72,551,926
Government Bond Fund	$241,814	$(30,264,994)	$—	$(30,023,180)	$217,164,151
West Virginia Municipal Bond Fund	$354,834	$(6,283,170)	$—	$(5,928,336)	$101,078,672
Tactical Opportunity Fund	$3,180,317	$(1,545,287)	$(1)	$1,635,029	$39,526,740

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Notes to Financial Statements
December 31, 2022

The difference between book and tax basis for unrealized appreciation/(depreciation) for the Funds is attributable to wash sales, grantor trusts adjustments, premium amortization adjustments and certain other investments.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended December 31, 2022 and December 31, 2021 was as follows:

	For Year Ended December 31, 2022
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund	$—	$—	$5,747,960	$—	$5,747,960
Large Company Fund	$—	$1,093,149	$33,187,657	$206,360	$34,487,166
Balanced Fund	$—	$1,684,615	$2,122,314	$—	$3,806,929
Government Bond Fund	$—	$3,641,903	$—	$—	$3,641,903
West Virginia Municipal Bond Fund	$1,862,599	$3,899	$7,469	$—	$1,873,967
Tactical Opportunity Fund	$—	$866,192	$282,704	$—	$1,148,896

	For Year Ended December 31, 2021
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Fund	$—	$2,835,651	$24,705,833	$27,541,484
Large Company Fund	$—	$2,672,193	$26,842,011	$29,514,204
Balanced Fund	$—	$2,414,119	$4,772,404	$7,186,523
Government Bond Fund	$—	$3,221,768	$—	$3,221,768
West Virginia Municipal Bond Fund	$1,853,582	$33,405	$250,493	$2,137,480
Tactical Opportunity Fund	$—	$3,174,726	$2,254,947	$5,429,673

As of December 31, 2022, the Funds' most recent year end, the components of distributable earnings on a tax basis was as follows:

Fund Name	Undistributed net investment income	Accumulated net realized gain (loss) on investments	Net unrealized appreciation (depreciation) on investments	Total
Small Company Fund	$—	$—	$27,913,137	$27,913,137
Large Company Fund	$—	$(21,569)	$153,908,693	$153,887,124
Balanced Fund	$19,971	$633,134	$26,689,053	$27,342,158
Government Bond Fund	$154,599	$(17,089,132)	$(30,023,180)	$(46,957,713)
West Virginia Municipal Bond Fund	$—	$—	$(5,928,336)	$(5,928,336)
Tactical Opportunity Fund	$56,747	$(1,770,456)	$(1,635,030)	$(78,679)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2022, the following amounts are available as carry forwards to the next tax year:

	Non expiring
Fund Name	ST	LT
Government Bond Fund	$3,493,360	$4,349,990
Tactical Opportunity Fund	$1,625,743	$69,309

Annual Report | December 31, 2022	67

Notes to Financial Statements
December 31, 2022

The Funds elect to defer to the year ending December 31, 2023, capital losses recognized during the period November 1, 2022 to December 31, 2022 in the amount of:

Fund Name	Capital Losses
Large Company Fund	$21,569
Government Bond Fund	$9,245,782
Tactical Opportunity Fund	$75,404

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee – WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The Advisory Agreement between the Funds and the Adviser provides for an annual fee, accrued daily and paid monthly, equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage
Small Company Fund	0.75%
Large Company Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%
Tactical Opportunity Fund	0.75%

The Adviser is contractually obligated to waive a portion of its fees and reimburse other expenses until February 28, 2023 in amounts necessary to limit the Tactical Opportunity Fund’s operating expenses (including the organizational expenses of the Fund, but excluding interest expense, fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.75%. This expense limitation arrangement may not be terminated by the Adviser prior to such date unless such termination is approved by the Trustees. The Adviser is not entitled to recoup any of the fees or expenses waived or reimbursed within this expense limitation arrangement.

For the year ended December 31, 2022, the Adviser did not waive any fees due to expenses being under the limit.

Administrative Fee – ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on the daily average aggregate net assets of the Trust for the period, subject to an annual minimum (on the Trust level). The annual minimum fee will be allocated among the Funds using an equal per-Fund allocation. Any remaining amounts of the minimum fee after the per-Fund allocation will be allocated among the Funds based upon the relative net assets of each Fund.

Transfer Agent Fee – ALPS is the Transfer Agent and Dividend Disbursing Agent for the Funds. ALPS receives an annual base fee per Fund in addition to certain out-of-pocket expenses.

Distribution (12b-1) Fee – ALPS Distributors, Inc. (“ADI”), an affiliate of ALPS, serves as the Funds’ distributor. The Funds currently have no active distribution plan pursuant to Rule 12b-1 under the Act.

Shareholder Services Fee – Under the terms of Shareholder Services Agreements with WesBanco Bank ("WesBanco", an affiliate of the Adviser) and other financial institutions, the Funds may pay WesBanco as well as other financial institutions, up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and other financial institutions may voluntarily choose to waive any portion of their fee, which arrangement they can modify or terminate at any time at their sole discretion.

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Notes to Financial Statements
December 31, 2022

Recordkeeping Fee – The Funds may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Custodian Fees – WesBanco is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

General – Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2022 were as follows:

Fund	Purchases	Sales
Small Company Fund	$50,149,361	$50,103,425
Large Company Fund	109,259,471	146,201,587
Balanced Fund	15,449,787	30,142,401
Government Bond Fund	102,545,522	127,594,849
West Virginia Municipal Bond Fund	8,759,063	14,040,573
Tactical Opportunity Fund	36,632,149	35,626,738

Purchases and Sales of U.S. Government Securities, other than short-term securities, for the year ended December 31, 2022 were as follows:

Fund	Purchases	Sales
Balanced Fund	$5,573,752	$450,000
Government Bond Fund	14,702,891	2,523,090

7. CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it is more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, as of December 31, 2022, 30% of the securities in the portfolio were backed by letters of credit, bond insurance of various financial institutions, or financial guaranty assurance agencies.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

8. COMPENSATION OF TRUSTEES

None of the Trustees are entitled to receive any retirement, pension plan or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees. No officers of the Funds are compensated by the Funds, but officers may be reimbursed by the Funds for travel and related expenses incurred in performing their duties.

9. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued guidance providing optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR (London Interbank Offered Rate) or other interbank-offered based reference rates as of the end of December 2022. Management continues to evaluate the impact of the guidance and may apply other elections, as applicable, as the expected market transition to alternative reference rates evolves.

Annual Report | December 31, 2022	69

Notes to Financial Statements
December 31, 2022

10. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for the Balanced Fund: On January 31, 2023, the Balanced Fund paid a monthly distribution of $0.027 per share to common shareholders of record as of January 24, 2023.

Shareholder Distributions for Government Bond Fund and West Virginia Municipal Bond Fund: On February 1, 2023, the Government Bond Fund and the West Virginia Municipal Bond Fund paid daily distributions declared from January 1, 2023 to January 31, 2023 totaling $0.019 and $0.015 per share, respectively, to common shareholders.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of WesMark Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WesMark Funds comprising WesMark Small Company Fund, WesMark Large Company Fund, WesMark Balanced Fund, WesMark Government Bond Fund, WesMark West Virginia Municipal Bond Fund, and WesMark Tactical Opportunity Fund (the “Funds”) as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2023

Annual Report | December 31, 2022	71

Shareholder Expense Example
December 31, 2022 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

ACTUAL EXPENSES

The first line of the table below (“Actual Fund Return”) provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expense Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each fund of the table below (“Hypothetical Fund Return”) provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below (“Hypothetical Fund Return”) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expense Paid During Period(1)	Net Expense Ratios(2)
WesMark Small Company Fund
Actual Fund Return	$1,000.00	$1,000.80	$6.05	1.20%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%
WesMark Balanced Fund
Actual Fund Return	$1,000.00	$1,035.30	$6.21	1.21%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.11	$6.16	1.21%
WesMark Government Bond Fund
Actual Fund Return	$1,000.00	$932.50	$4.82	0.99%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%
WesMark West Virginia Municipal Bond Fund
Actual Fund Return	$1,000.00	$1,006.10	$5.31	1.05%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%
WesMark Tactical Opportunity Fund
Actual Fund Return	$1,000.00	$1,023.70	$6.94	1.36%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.35	$6.92	1.36%
WesMark Large Company Fund
Actual Fund Return	$1,000.00	$1,025.00	$5.67	1.11%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%

(1)	Expenses are equal to the Funds' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
(2)	Annualized, based on the Fund's most recent fiscal half-year expenses.

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Board of Trustees and Trust Officers
December 31, 2022 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising six portfolios). Unless otherwise noted, each Officer is elected annually; each Board member oversees all portfolios in the WesMark Fund Complex; and serves for an indefinite term.

As of January 31, 2023, the Funds’ Board and Officers as a group owned approximately less than 1% of the Funds’ outstanding Shares.

Name, Year of Birth, Address* and Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions
Independent Trustees
Lawrence E. Bandi (1954)	Principal Occupations: Retired
Other Directorships: Welty Corporation, St. Vincent’s de Paul Parish School.
TRUSTEE
Began serving September 2004	Previous Positions: President, Central Catholic High School (Education); President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education); VP & CFO MPD Corporation (Hospitality).
Jordan A. Miller, Jr. (1951)	Principal Occupation: Retired
TRUSTEE Began serving March 2021	Previous Positions and Directorships: Regional Chairman Fifth Third Bank Central Ohio (National Bank); Regional CEO and President Fifth Third Bank Central Ohio (Commercial, Consumer, and Private banking); Managing Director of Fifth Third Advisor Services (Investment Management); CEO Fifth Third Bank Investments a FINRA registered broker dealer (Investment Management).
Gary J. Madich, CFA (1955)	Principal Occupation: Retired
Other Directorships: Managing Director/CEO Global Fixed Income and previously Managing Director/Global CIO Fixed Income, JPMorgan Investment Management (Investment Management); Senior Managing Director/ CIO Fixed Income, Banc One Investment Advisors (Investment Management); Senior Vice President and Senior Portfolio Manager Fixed Income, Federated Investors (Investment Management).
TRUSTEE
Began serving November 2020

Interested Trustees
J. Christopher Gardill** (1976)	Principal Occupations: Member, Phillips, Gardill, Kaiser & Altmeyer, PLLC (private law firm).
Other Directorships: Board Member, Wheeling Vintage Raceboat Regatta (Private Organization).
CHAIRMAN AND TRUSTEE Began serving August 2015

*	All Trustees may be reached via the Funds at 1290 Broadway, Suite 1000, Denver, CO, 80203.
**	Mr. Gardill has served as Chairman since February 1, 2022. Mr. Gardill is an interested person due to his affiliation with Phillips, Gardill, Kaiser & Altmeyer, PLLC who serves as legal counsel to WesBanco Inc. and WesBanco Bank. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Gardill was also an independent consultant to the Trust Committee of WesBanco Bank, Inc.

Annual Report | December 31, 2022	73

Board of Trustees and Trust Officers
December 31, 2022 (Unaudited)

The name, address, age and principal occupations for the past five years of the officers of the Trust are listed below. Each officer serves as an officer of the six fund portfolios that comprise the Trust.

Name, Year of Birth and Address*	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Officers
Scott Love (1976)	CHIEF EXECUTIVE OFFICER, PRESIDENT Began Serving: March 2020	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Executive Vice President, WesBanco Trust and Investment Services. Previous Positions: Vice President of the WesMark Funds.
Jennifer S. Roth (1975)	CHIEF COMPLIANCE OFFICER Began Serving: August 2019

Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Senior Vice President of WesBanco Investment Department and WesBanco Trust and Investment Services; Registered Principal WesBanco Securities, Inc.

Previous Positions: Chief Compliance Officer/Compliance Manager, Global Alternative Investment Services, Inc., 2015 to August 2019.

Steven Kellas (1966)	CHIEF FINANCIAL OFFICER, TREASURER Began Serving: January 2013	Principal Occupation: Co-Portfolio Manager, Treasurer and Chief Financial Officer of the WesMark Funds, Executive Vice President WesBanco Trust and Investment Services.
Todd P. Zerega (1974)	SECRETARY Began Serving: September 2004	Principal Occupations: Partner, Perkins Coie LLP.
Nicholas Adams (1983)	ASSISTANT SECRETARY Began Serving: March 2022	Principal Occupation: Principal Legal Counsel SS&C ALPS since 2022. Previous Positions: VP, Senior Legal Counsel, SS&C ALPS from 2015-2020.
Scott Fuchs (1969)	ASSISTANT TREASURER Began Serving: August 2022	Principal Occupation: Fund Controller, SS&C ALPS since May 2022. Previous Positions: Vice President at GAMCO Investors, Inc. from May 2016 – April 2021.

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Statement Regarding the Liquidity Risk Management Program
December 31, 2022 (Unaudited)

The WesMark Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 (the "Liquidity Rule") under the Investment Company Act of 1940, as amended (the "Program"). The Funds' Board of Trustees (the "Board") has designated WesBanco Investment Department as the administrator of the Program. The Program's principal objectives are to support the Funds' compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations on a timely basis. In this regard, the Program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund's liquidity and the periodic classification and, as determined necessary, re-classification of a Fund's investments into buckets that reflect the relative liquidity under current market conditions.

On November 15, 2022, the Funds' Board reviewed a written report from the Program administrator that addressed the operation of the Program, assessed its adequacy and effectiveness since November 16, 2021, the date of the last report, and recommended certain minor modifications to the Program. The Administrator's report described the key features of the Funds' liquidity risk management program, including the liquidity classification methodology and classifications of the holdings for each of the WesMark Funds, the status of regulatory filings required by the Liquidity Rule, a summary of exam and inspection results during the period, an update of monitoring of illiquid securities, and a review of redemptions in-kind policies and procedures. No changes were recommended changes to the Funds' highly liquid investment minimum ("HLIM") by the Administrator based upon the determination that the Funds were primarily highly liquid funds. Based upon this recommendation, the Board approved the unchanged HLIM. Lastly, the Board approved immaterial changes to the policies and procedures for clarity. Upon completion of the review, the Board concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

Annual Report | December 31, 2022	75

Additional Information
December 31, 2022 (Unaudited)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of its fiscal year, on Form N-PORT. These filings are also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

NOTICE TO STOCKHOLDERS

For the year ended December 31, 2022, 99.39% of the distributions from net investment income for West Virginia Municipal Bond Fund are exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2022, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Small Company Fund	42.71%
Large Company Fund	58.81%
Balanced Fund	82.15%
Tactical Opportunity Fund	7.62%

For the year ended December 31, 2022, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage
Small Company Fund	42.63%
Large Company Fund	59.95%
Balanced Fund	83.46%
Tactical Opportunity Fund	14.10%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Small Company Fund, West Virginia Municipal Bond Fund, Large Company Fund, Balanced Fund, and Tactical Opportunity Fund designated $24,705,833, $250,493, $26,842,011, $4,772,404, and $2,254,947, respectively as long-term capital gain dividends.

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Glossary of Terms
December 31, 2022 (Unaudited)

Basis points – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Collateralized Mortgage Obligation – complex mortgage backed securities that allocate payments and prepayments from an underlying mortgage pools among holders of different classes or tranches of the CMO.

Commercial Mortgage Securities (CMBS) – fixed-income investment products that are backed by mortgages on commercial properties rather than residential real estate.

Consumer Price Index (CPI) – a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Covered call – an options strategy where an investor holds a long position in an asset and writes (sells) call options on that same asset to generate an income stream.

Duration – a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Fannie Mae and Freddie Mac – government sponsored entities that receive support through federal subsidies, loan or other benefits.

Floating rate debt – a debt instrument with a variable interest rate.

HFRI Fund of Funds Composite Index – The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index is an equal weighted index that consists of over 800 constituent hedge funds, including both domestic and offshore funds.

LIBOR – London Interbank Offered Rate – a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans.

Maturity – maturity date refers to the final payment date of a loan or other financial instrument, at which point the principal (and all remaining interest) is due to be paid.

Mortgage Backed Securities – a type of asset-backed security that is secured by a mortgage or collection of mortgages.

Mortgage Pool – a group of mortgages with similar interest rates and maturity dates “pooled together” for the issuance of a mortgage-backed security. Some mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae are known as "pools" themselves. These are the simplest form of mortgage-backed security.

MSCI All World index – The MSCI All World Index captures large and mid-c stocks across 23 developed and 27 emerging markets.

MSCI EAFA Index – The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index – The MSCI Emerging Markets Index captures large and mid cap representation across 27 Emerging Markets (EM) countries.

Options – a contract which offers the buyer the right, but not the obligation, to buy (call option) or sell (put option) the underlying asset at an agreed-upon price during a certain period of time or on a specific date.

Russell 2000 Index – an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P 500 – a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S.

Annual Report | December 31, 2022	77

Glossary of Terms
December 31, 2022 (Unaudited)

S&P 600 – An index of small-cap stocks managed by Standard and Poor's. The S&P 600 SmallCap Index covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the United States.

VIX Index – The Volatility Index, or VIX, is a real-time market index created by the Chicago Board Options Exchange (CBOE) that represents the market's expectation of 30-day forward-looking volatility. Derived from the price inputs of the S&P 500 index options, it provides a measure of market risk and investors' sentiments.

Yield – the income return on an investment, such as the interest or dividends received from holding a particular security.

Yield curve – a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Yield spread – the difference between yields on differing debt instruments of varying maturities, credit ratings and risk, calculated by deducting the yield of one instrument from another.

Investment Ratings:

Description	Standard and Poor’s Long-Term Debt Rating	Moody’s Investors Service Long-Term Bond Rating
Highest rating available. Capacity to pay interest and repay principal is extremely strong. Carry smallest degree of investment risk.	AAA	Aaa
Very strong capacity to pay interest and repay principal. Differ from AAA rated securities by very small degree. Still considered high grade obligation.	AA	Aa
Strong capacity to pay interest and repay principal although is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than those rated higher. Considered upper medium grade obligation.	A	A
Regarded as having an adequate capacity to pay interest and repay principal. Any adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay vs. those rated higher. Considered medium grade obligation.	BBB	Baa
Judged to have speculative elements, but has less near-term vulnerability to default than other speculative=e issues. Faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.	BB	Ba
Has greater vulnerability to default but currently has capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest or principal. Generally lack characteristics of the desirable investment.	B	B
Currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest.	CCC	Caa
Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating (by S&P). Represent obligations which are speculative in a high degree.	CC	Ca
Typically applied to debt subordinated to senior debt which has been assigned an actual or implied CCC-debt rating (by S&P). Represents the lowest rated class of bonds.	C	C

Credit rating firms, such as Standard & Poor's and Moody's, use different designations consisting of upper- and lower-case letters 'A' and 'B' to identify a bond's credit quality rating. 'AAA' and 'AA' (high credit quality) and 'A' and 'BBB' (medium credit quality) are considered investment grade. Credit ratings for bonds below these designations ('BB', 'B', 'CCC', etc.) are considered low credit quality, and are commonly referred to as "junk bonds."

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Intentionally Left Blank

WesMark Funds℠

WesMark Small Company Fund	» WMKSX
WesMark Large Company Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

WesBanco

WesBanco Investment Department, Investment Adviser
A Division of WesBanco Bank, Inc.
Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc., Distributor

WMK000570

(b)	Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)       Not applicable.

(c)       During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)       During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)       Not applicable to the registrant.

(f)(3) The registrant hereby undertakes to provide to any person, without charge, upon request, a copy of the code of ethics referenced in Item 2(a) above.  To request a copy of the code of ethics, contact the registrant at 1-800-864-1013.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following members of the Board’s Audit Committee are each an “audit committee financial expert” and are “independent” for purposes of this Item: Lawrence E. Bandi and Jordan A. Miller, Jr.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2021 and December 31, 2022 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $83,500 and $87,000 respectively.

(b)       Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2021 and December 31, 2022 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)       Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2021 and December 31, 2022 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $18,500 and $19,500, respectively.

(d)       All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2021 and December 31, 2022 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $12,800 and $13,000 respectively. These services were provided in connection with conducting Rule 17f-2 examinations and preparing related SEC filings.

(e)(1) Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval , it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit Services; all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services; all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax Services; all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) The services described in paragraphs (c) and (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraph (b) of this Item provided.

(f)       Not applicable to registrant.

(g)       Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal years of the registrant ended December 31, 2021 and December 31, 2022 were $16,200 and $14,500, respectively.

(h)       The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By	/s/Scott Love
Scott Love President and Chief Executive Officer (Principal Executive Officer)
Date	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Scott Love
Scott Love President and Chief Executive Officer (Principal Executive Officer)
Date	March 3, 2023

By	/s/Steven Kellas
Steven Kellas Treasurer and Chief Financial Officer (Principal Financial Officer)
Date	March 3, 2023